Prospectus

April 29, 2005

Evergreen
Pathways(SM) Select Variable Annuity

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by: American Enterprise Life Insurance Company (American Enterprise Life)
           829 Ameriprise Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           American Enterprise Variable Annuity Account/American Enterprise MVA Account

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares                        Goldman Sachs Variable Insurance Trust (VIT)

AllianceBernstein Variable Products Series Fund, Inc. (Class B)       Oppenheimer Variable Account Funds, Service Shares

American Century(R) Variable Portfolios, Inc., Class II               Putnam Variable Trust - Class IB Shares

Dreyfus Investment Portfolios, Service Share Class                    RiverSource(SM)Variable Portfolio Funds (previously

Dreyfus Variable Investment Fund, Service Share Class                    American Express(R) Variable Portfolio Funds)

Evergreen Variable Annuity Trust                                      The Universal Institutional Funds, Inc., Class II Shares

Fidelity(R) Variable Insurance Products Service Class 2               Van Kampen Life Investment Trust Class II Shares

Franklin(R) Templeton(R) Variable Insurance Products                  Wanger Advisors Trust

   Trust (FTVIPT) - Class 2

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

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1 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Table of Contents

Key Terms                                                                    3

The Contract in Brief                                                        5

Expense Summary                                                              7

Condensed Financial Information (Unaudited)                                 13

Financial Statements                                                        20

The Variable Account and the Funds                                          21

The Guarantee Period Accounts (GPAs)                                        29

Buying Your Contract                                                        31

Charges                                                                     33

Valuing Your Investment                                                     38

Making the Most of Your Contract                                            39

Withdrawals                                                                 44

TSA -- Special Withdrawal Provisions                                        45

Changing Ownership                                                          45

Benefits in Case of Death                                                   45

Optional Benefits                                                           48

The Annuity Payout Period                                                   61

Taxes                                                                       63

Voting Rights                                                               66

Substitution of Investments                                                 66

About the Service Providers                                                 67

Additional Information About American Enterprise Life                       69

Additional Information                                                      76

Independent Registered Public Accounting Firm                               76

American Enterprise Life Insurance Company  Financial Information           77

Appendix A: Example -- Market  Value Adjustment (MVA)                       98

Appendix B: Example -- Income Assurer Benefit(SM)  Rider Fee               100

Appendix C: Example -- Withdrawal Charges                                  101

Appendix D: Example -- Death Benefits                                      104

Appendix E: Example -- Accumulation Protector  Benefit(SM) Rider           107

Appendix F: Example -- Guarantor(SM) Withdrawal  Benefit Rider             109

Appendix G: Example -- Income Assurer  Benefit(SM) Riders                  111

Appendix H: Example -- Benefit Protector(SM)  Death Benefit Rider          116

Appendix I: Example -- Benefit Protector(SM) Plus  Death Benefit Rider     118

Table of Contents of the Statement of  Additional Information              120

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors unit. On Aug. 1, 2005 several of the companies offering the products and services of the American Express Financial Advisors unit changed their names in anticipation of their separation from American Express. American Express Financial Corporation changed its name to Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is the parent company of the Ameriprise Financial family of companies, including IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company, the issuer of the annuity contract described in the prospectus. American Express Financial Advisors Inc., the distributor of the annuity contract described in the prospectus, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial.

As part of a corporate reorganization, Ameriprise Financial also introduced the RiverSource(SM) brand. The RiverSource brand represents Ameriprise Financial's products. Accordingly, on Oct. 1, 2005, the RiverSource brand replaced "American Express" and "AXP" in the name of the American Express(R) Variable Portfolio Funds and certain funds changed their names as indicated in the following table. In addition, the fee tables have been restated to reflect current fees.

RiverSource also is used for certain subsidiaries of Ameriprise Financial that provide services in connection with the annuity contract. On Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, replaced Ameriprise Financial as the investment adviser of the RiverSource Variable Portfolio Funds. The full transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to contract owners, as appropriate.

The separation of the American Express Financial Advisors unit from American Express was completed on Sept. 30, 2005. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express. Ameriprise Financial is now an independent company trading under the ticker symbol AMP with a board of directors and management that are separate from American Express.

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2 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

American Enterprise Life: In this prospectus, "we," "us," "our" and AEL refer to American Enterprise Life Insurance Company.

Annuitant: The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

Owner (you, your): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o  Roth IRAs under Section 408A of the Code

o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date you add a rider to your contract.

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3 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

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4 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

The Contract in Brief

Purpose: This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Your registered representative can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest. The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs and/or subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

Free look period: You may return your contract to your registered representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

Accounts: Generally, you may allocate purchase payments among any or all of:

o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 20)

o the GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (p. 27)

Buying your contract: Your registered representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our administrative office.

You may buy a qualified or nonqualified annuity. You may select Contract Option L or Contract Option C. These contracts have different mortality and expense risk fees and Contract Option L has a four-year withdrawal charge schedule. Both contracts have the same underlying funds. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have limitations for making additional payments. (p. 29)

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5 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Minimum initial purchase payment

   $10,000

Minimum additional purchase payments

   $50 for Systematic Investment Plans (SIPs)

   $100 for all other payment types

Maximum total purchase payments*

   $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. (p. 41)

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 42)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 43)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 43)

Optional benefits: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an asset allocation model which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 46)

Annuity payouts: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 59)

Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner.
(p. 61)

Limitations on use of contract: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

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6 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Expense Summary

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract or make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

                             Contract Option L
                    years from purchase payment receipt                        Withdrawal charge percentage
                                  1-2                                                        8%
                                    3                                                        7
                                    4                                                        6
                                    Thereafter                                               0

Withdrawal charge under Annuity Payout Plan E -- Payouts for a specific period:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                                                              If your AIR is 3.5%, then your      If your AIR is 5%, then your
                                                               discount rate percent (%) is:      discount rate percent (%) is:
Contract Option L                                                            6.55%                              8.05%
Contract Option C                                                            6.65%                              8.15%

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7 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You must choose either contract Option L or Option C and one of the four death benefit guarantees. The combination you choose determines the mortality and expense risk fee you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

                                                        Total mortality and        Variable account            Total variable
If you select contract Option L and:                     expense risk fee        administrative charge         account expense
s
ROP Death Benefit                                              1.55%                     0.15%                      1.70%
MAV Death Benefit                                              1.75                      0.15                       1.90
5% Accumulation Death Benefit                                  1.90                      0.15                       2.05
Enhanced Death Benefit                                         1.95                      0.15                       2.10

If you select contract Option C and:

ROP Death Benefit                                              1.65%                     0.15%                      1.80%
MAV Death Benefit                                              1.85                      0.15                       2.00
5% Accumulation Death Benefit                                  2.00                      0.15                       2.15
Enhanced Death Benefit                                         2.05                      0.15                       2.20

OTHER ANNUAL EXPENSES

Annual contract administrative charge                                                                                 $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

Optional Death Benefits

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

Benefit Protector(SM) Death Benefit rider fee                                                                       0.25%
Benefit Protector(SM) Plus Death Benefit rider fee                                                                  0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

Optional Living Benefits

If eligible, you may select one of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

Accumulation Protector Benefit(SM) rider fee                                               Maximum: 1.75%       Current: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

Guarantor(SM) Withdrawal Benefit rider fee                                                 Maximum: 1.50%       Current: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

Income Assurer Benefit(SM) - MAV rider fee                                                 Maximum: 1.50%       Current: 0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider fee                        Maximum: 1.75%       Current: 0.60%(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider fee      Maximum: 2.00%       Current: 0.65%(1)

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

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8 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. The first table shows the minimum and maximum total operating expenses charged by the funds for the last fiscal year. The second table shows the fees and expenses charged by each fund for the last fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                                       Minimum                       Maximum
Total expenses before fee waivers and/or expense reimbursements                        .55%(12)                     2.86%(12)

Total annual operating expenses for each fund

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                      Gross total
                                                                                     Management    12b-1     Other      annual
                                                                                        fees       fees    expenses    expenses
AIM V.I. Capital Development Fund, Series II Shares                                      .75%      .25%       .35%     1.35%(1)
AllianceBernstein VP Growth and Income Portfolio (Class B)                               .55       .25        .05       .85(2)
AllianceBernstein VP International Value Portfolio (Class B)                             .75       .25        .20      1.20(2)
American Century(R) VP Inflation Protection, Class II                                    .49       .25         --       .74(3)
American Century(R) VP Ultra, Class II                                                   .90       .25         --      1.15(3)
American Century(R) VP Value, Class II                                                   .83       .25         --      1.08(3)
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class           .75       .25        .10      1.10(4)
Dreyfus Variable Investment Fund International Value Portfolio, Service Share Class     1.00       .25        .24      1.49(4),(5)
Evergreen VA Core Bond Fund - Class 2                                                    .32       .25        .24       .81(6)
Evergreen VA Fundamental Large Cap Fund - Class 2                                        .56       .25        .16       .97(6),(7)
(previously Evergreen VA Growth and Income Fund - Class 2)
Evergreen VA Growth Fund - Class 2                                                       .70       .25        .26      1.21(6)
Evergreen VA High Income Fund - Class 2                                                  .50       .25        .31      1.06(6),(7)
Evergreen VA International Equity Fund - Class 2                                         .42       .25        .30       .97(6),(7)
Evergreen VA Omega Fund - Class 2                                                        .52       .25        .16       .93(6)
Evergreen VA Special Values Fund - Class 2                                               .79       .25        .18      1.22(6),(7)
Evergreen VA Strategic Income Fund - Class 2                                             .43       .25        .24       .92(6),(7)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                                  .57       .25        .11       .93(8)
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                          .43       .25        .13       .81(8)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                        .57       .25        .14       .96(8)
Fidelity(R) VIP Overseas Portfolio Service Class 2                                       .72       .25        .19      1.16(8)
FTVIPT Franklin Income Securities Fund - Class 2                                         .47       .25        .02       .74(9),(10)
FTVIPT Templeton Global Income Securities Fund - Class 2                                 .62       .25        .16      1.03(9)
Goldman Sachs VIT Mid Cap Value Fund                                                     .80        --        .08       .88(11)
Oppenheimer Capital Appreciation Fund/VA, Service Shares                                 .64       .25        .02       .91(4)
Oppenheimer Global Securities Fund/VA, Service Shares                                    .63       .25        .03       .91(4)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                                .75       .25        .06      1.06(4)
Putnam VT Health Sciences Fund - Class IB Shares                                         .70       .25        .15      1.10(4)
Putnam VT Small Cap Value Fund - Class IB Shares                                         .77       .25        .10      1.12(4)
RiverSource(SM) Variable Portfolio - Cash Management Fund                                .51       .13        .05       .69(12)
(previously AXP(R) Variable Portfolio - Cash Management Fund)
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                               .60       .13        .08       .81(12)
(previously AXP(R) Variable Portfolio - Diversified Bond Fund)
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund                      .64       .13        .09       .86(12)
(previously AXP(R) Variable Portfolio - Diversified Equity Income Fund)

--------------------------------------------------------------------------------
9 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Total annual operating expenses for each fund (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                      Gross total
                                                                                     Management    12b-1     Other      annual
                                                                                        fees       fees    expenses    expenses
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                              1.11%      .13%       .43%     1.67%(12)
(previously AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund)
RiverSource(SM) Variable Portfolio - Growth Fund                                         .55       .13        .17       .85(12)
(previously AXP(R) Variable Portfolio - Growth Fund)
RiverSource(SM) Variable Portfolio - Income Opportunities Fund                           .64       .13        .78      1.55(13)
(previously AXP(R) Variable Portfolio - Income Opportunities Fund)
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                               .65       .13        .07       .85(12)
(previously AXP(R) Variable Portfolio - Large Cap Equity Fund)
RiverSource(SM) Variable Portfolio - Large Cap Value Fund                                .63       .13       2.09      2.85(13)
(previously AXP(R) Variable Portfolio - Large Cap Value Fund)
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                                 .57       .13        .15       .85(12)
(previously AXP(R) Variable Portfolio - Equity Select Fund)
RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)                              .53       .13        .06       .72(12)
(previously AXP(R) Variable Portfolio - New Dimensions Fund(R))
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                                  .29       .13        .15       .57(13)
(previously AXP(R) Variable Portfolio - S&P 500 Index Fund)
RiverSource(SM) Variable Portfolio - Select Value Fund                                   .81       .13       1.03      1.97(13)
(previously AXP(R) Variable Portfolio - Partners Select Value Fund)
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund                 .61       .13        .08       .82(12)
(previously AXP(R) Variable Portfolio - Short Duration U.S. Government Fund)
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                                .94       .13        .20      1.27(12)
(previously AXP(R) Variable Portfolio - Partners Small Cap Value Fund)
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares                      .57       .25        .04       .86(4)
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares                                .76       .35        .26      1.37(14)
Wanger U.S. Smaller Companies                                                            .92        --        .08      1.00(15)

--------------------------------------------------------------------------------
10 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

(1) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.

(2) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.

(3) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

(5) The Dreyfus Corporation has undertaken, until Dec. 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.40% for Dreyfus VIF International Value, Service Share Class.

(6) The total ratio of expenses to average net assets excludes expense reductions and fee waivers.

(7)   These fees have been restated to reflect current fees.

(8) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

(9)   The Fund administration fee is paid indirectly through the management fee.

(10) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(11) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.25% of the Fund's average daily net assets. The Investment Adviser may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.

(12) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

(13) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio - Large Cap Value Fund, 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

(14) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has also agreed to waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate this voluntary waiver at any time at its sole discretion. After such reductions, "Management fees," "12b-1 fees," "Other expenses" and "Gross total annual expenses" for U.S. Real Estate Portfolio Class II were 0.76%, 0.25%, 0.26% and 1.27%. Expenses information has been restated to reflect current fees in effect as of Nov. 1, 2004.

(15) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
      0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.

--------------------------------------------------------------------------------
11 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Compensation Disclosure

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

   o fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

   o  assets of the fund's adviser, subadviser or an affiliate of either;

   o  assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

   o compensating, training and educating registered representatives who sell the contracts;

   o activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

   o advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

   o furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

   o subaccounting, transaction processing, recordkeeping and administrative services.

Examples

These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                          If you do not withdraw your contract
                                             If you withdraw your contract               or if you select an annuity payout plan
                                       at the end of the applicable time period:        at the end of the applicable time period:
                                      1 year      3 years    5 years   10 years       1 year    3 years    5 years       10 years
Contract Option L                   $1,541.26   $2,916.83  $3,683.19  $7,309.17        $741.26  $2,216.83  $3,683.19    $7,309.17
Contract Option C                      748.95    2,238.10   3,715.67   7,359.55         748.95   2,238.10   3,715.67     7,359.55

Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                          If you do not withdraw your contract
                                             If you withdraw your contract               or if you select an annuity payout plan
                                       at the end of the applicable time period:        at the end of the applicable time period:
                                      1 year      3 years    5 years   10 years       1 year    3 years    5 years       10 years
Contract Option L                   $1,036.06   $1,427.03  $1,244.26  $2,661.63        $236.06    $727.03  $1,244.26    $2,661.63
Contract Option C                      243.75      750.13   1,282.81   2,738.62         243.75     750.13   1,282.81     2,738.62

(1) In these examples, the $40 contract administrative charge is estimated as a .033% charge for Option L and a .008% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------
12 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.70% of the daily net assets of the variable account.

Year ended Dec. 31,                                                                 2004     2003     2002     2001    2000
AXP(R) Variable Portfolio - Cash Management Fund* (3/1/2002)
Accumulation unit value at beginning of period                                     $0.97    $0.99    $1.00       --      --
Accumulation unit value at end of period                                           $0.96    $0.97    $0.99       --      --
Number of accumulation units outstanding at end of period (000 omitted)              399       76       --       --      --

* The 7-day simple and compound yields for AXP(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2004 were (0.19%) and (0.19%), respectively.

AXP(R) Variable Portfolio - Diversified Bond Fund (3/1/2002)
Accumulation unit value at beginning of period                                     $1.04    $1.01    $1.00       --      --
Accumulation unit value at end of period                                           $1.07    $1.04    $1.01       --      --
Number of accumulation units outstanding at end of period (000 omitted)              842      152       40       --      --

AXP(R) Variable Portfolio - Diversified Equity Income Fund (3/3/2000)
Accumulation unit value at beginning of period                                     $1.20    $0.86    $1.08    $1.08   $1.00
Accumulation unit value at end of period                                           $1.39    $1.20    $0.86    $1.08   $1.08
Number of accumulation units outstanding at end of period (000 omitted)              608      392      325      144      40

AXP(R) Variable Portfolio - Equity Select Fund (8/30/2002)
Accumulation unit value at beginning of period                                     $1.22    $1.02    $1.00       --      --
Accumulation unit value at end of period                                           $1.31    $1.22    $1.02       --      --
Number of accumulation units outstanding at end of period (000 omitted)              335       --       --       --      --

AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.07       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)               --       --       --       --      --

AXP(R) Variable Portfolio - Income Opportunities Fund (6/1/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.10       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)               --       --       --       --      --

AXP(R) Variable Portfolio - Large Cap Equity Fund (3/3/2000)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                     $0.65    $0.51    $0.67    $0.83   $1.00
Accumulation unit value at end of period                                           $0.67    $0.65    $0.51    $0.67   $0.83
Number of accumulation units outstanding at end of period (000 omitted)            7,616       --       --       --      --

AXP(R) Variable Portfolio - Large Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.10       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)               --       --       --       --      --

AXP(R) Variable Portfolio - New Dimensions Fund(R) (3/3/2000)
Accumulation unit value at beginning of period                                     $0.66    $0.54    $0.70    $0.86   $1.00
Accumulation unit value at end of period                                           $0.67    $0.66    $0.54    $0.70   $0.86
Number of accumulation units outstanding at end of period (000 omitted)              967      782      529      363     198

AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.10       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)                2       --       --       --      --

AXP(R) Variable Portfolio - Partners Small Cap Value Fund (5/1/2002)
Accumulation unit value at beginning of period                                     $1.07    $0.79    $1.00       --      --
Accumulation unit value at end of period                                           $1.26    $1.07    $0.79       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,935       72       20       --      --

--------------------------------------------------------------------------------
13 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                 2004     2003     2002     2001    2000
AXP(R) Variable Portfolio - S&P 500 Index Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.08       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)              174       --       --       --      --

AXP(R) Variable Portfolio - Short Duration U.S. Government Fund (3/3/2000)
Accumulation unit value at beginning of period                                     $1.14    $1.14    $1.10    $1.05   $1.00
Accumulation unit value at end of period                                           $1.13    $1.14    $1.14    $1.10   $1.05
Number of accumulation units outstanding at end of period (000 omitted)            1,544    1,019      864      413      65

AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.17       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,070       --       --       --      --

AIM V.I. Capital Development Fund, Series II Shares (8/30/2002)
Accumulation unit value at beginning of period                                     $1.25    $0.94    $1.00       --      --
Accumulation unit value at end of period                                           $1.42    $1.25    $0.94       --      --
Number of accumulation units outstanding at end of period (000 omitted)              163       29       --       --      --

AllianceBernstein VP Growth and Income Portfolio (Class B) (8/30/2002)
Accumulation unit value at beginning of period                                     $1.24    $0.95    $1.00       --      --
Accumulation unit value at end of period                                           $1.35    $1.24    $0.95       --      --
Number of accumulation units outstanding at end of period (000 omitted)              109       52        8       --      --

AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.20       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,580       --       --       --      --

American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.05       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)            3,919       --       --       --      --

American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.06       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,154       --       --       --      --

American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.09       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)               18       --       --       --      --

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class
(4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.03       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)              500       --       --       --      --

Dreyfus Variable Investment Fund International Value Portfolio, Service Share
Class (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.14       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)                9       --       --       --      --

Evergreen VA Core Bond Fund - Class 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.06    $1.04    $1.00       --      --
Accumulation unit value at end of period                                           $1.08    $1.06    $1.04       --      --
Number of accumulation units outstanding at end of period (000 omitted)            2,108      362       59       --      --

Evergreen VA Fund - Class 2* (8/30/2002)
Accumulation unit value at beginning of period                                     $1.19    $0.96    $1.00       --      --
Accumulation unit value at end of period                                           $1.26    $1.19    $0.96       --      --
Number of accumulation units outstanding at end of period (000 omitted)              212      181       --       --      --

* Evergreen VA Fund - Class 2 merged into Evergreen VA Fundamental Large Cap
  Fund - Class 2 on April 15, 2005.

--------------------------------------------------------------------------------
14 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                 2004     2003     2002     2001    2000
Evergreen VA Fundamental Large Cap Fund - Class 2* (8/30/2002)
(previously Evergreen VA Growth and Income Fund - Class 2)
Accumulation unit value at beginning of period                                     $1.22    $0.96    $1.00       --      --
Accumulation unit value at end of period                                           $1.31    $1.22    $0.96       --      --
Number of accumulation units outstanding at end of period (000 omitted)              322      203        6       --      --

* Evergreen VA Fund - Class 2 merged into Evergreen VA Fundamental Large Cap
  Fund - Class 2 on April 15, 2005.

Evergreen VA Growth Fund - Class 2* (7/31/2002)
Accumulation unit value at beginning of period                                     $1.34    $0.98    $1.00       --      --
Accumulation unit value at end of period                                           $1.50    $1.34    $0.98       --      --
Number of accumulation units outstanding at end of period (000 omitted)              101       59       21       --      --

* Evergreen VA Special Equity Fund - Class 2 merged into Evergreen VA Growth
  Fund - Class 2 on April 15, 2005.

Evergreen VA High Income Fund - Class 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.20    $1.03    $1.00       --      --
Accumulation unit value at end of period                                           $1.28    $1.20    $1.03       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,002      172       19       --      --

Evergreen VA International Equity Fund - Class 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.20    $0.93    $1.00       --      --
Accumulation unit value at end of period                                           $1.40    $1.20    $0.93       --      --
Number of accumulation units outstanding at end of period (000 omitted)              443      326       53       --      --

Evergreen VA Omega Fund - Class 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.32    $0.96    $1.00       --      --
Accumulation unit value at end of period                                           $1.39    $1.32    $0.96       --      --
Number of accumulation units outstanding at end of period (000 omitted)              717      169       45       --      --

Evergreen VA Special Equity Fund - Class 2* (8/30/2002)
Accumulation unit value at beginning of period                                     $1.43    $0.96    $1.00       --      --
Accumulation unit value at end of period                                           $1.48    $1.43    $0.96       --      --
Number of accumulation units outstanding at end of period (000 omitted)              332       73       --       --      --

* Evergreen VA Special Equity Fund - Class 2 merged into Evergreen VA Growth
  Fund - Class 2 on April 15, 2005.

Evergreen VA Special Values Fund - Class 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.21    $0.95    $1.00       --      --
Accumulation unit value at end of period                                           $1.43    $1.21    $0.95       --      --
Number of accumulation units outstanding at end of period (000 omitted)              391      149       24       --      --

Evergreen VA Strategic Income Fund - Class 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.24    $1.08    $1.00       --      --
Accumulation unit value at end of period                                           $1.32    $1.24    $1.08       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,498       16        1       --      --

Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (8/30/2002)
Accumulation unit value at beginning of period                                     $1.22    $0.97    $1.00       --      --
Accumulation unit value at end of period                                           $1.38    $1.22    $0.97       --      --
Number of accumulation units outstanding at end of period (000 omitted)            3,067      152       --       --      --

Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.03       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,336       --       --       --      --

Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (5/1/2001)
Accumulation unit value at beginning of period                                     $1.27    $0.94    $1.06    $1.00      --
Accumulation unit value at end of period                                           $1.56    $1.27    $0.94    $1.06      --
Number of accumulation units outstanding at end of period (000 omitted)            1,208      722      290       13      --

Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.10       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,573       --       --       --      --

FTVIPT Franklin Income Securities Fund - Class 2 (3/3/2000)
Accumulation unit value at beginning of period                                     $1.24    $0.96    $0.98    $0.99   $1.00
Accumulation unit value at end of period                                           $1.39    $1.24    $0.96    $0.98   $0.99
Number of accumulation units outstanding at end of period (000 omitted)            2,119    1,118      777      413     157

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15 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                 2004     2003     2002     2001    2000
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.16       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,493       --       --       --      --

Goldman Sachs VIT Mid Cap Value Fund (3/3/2000)
Accumulation unit value at beginning of period                                     $1.84    $1.46    $1.56    $1.41   $1.00
Accumulation unit value at end of period                                           $2.28    $1.84    $1.46    $1.56   $1.41
Number of accumulation units outstanding at end of period (000 omitted)            1,284      550      386      321      60

Oppenheimer Capital Appreciation Fund/VA, Service Shares (8/30/2002)
Accumulation unit value at beginning of period                                     $1.24    $0.97    $1.00       --      --
Accumulation unit value at end of period                                           $1.29    $1.24    $0.97       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,419       14       --       --      --

Oppenheimer Global Securities Fund/VA, Service Shares (5/1/2002)
Accumulation unit value at beginning of period                                     $1.08    $0.77    $1.00       --      --
Accumulation unit value at end of period                                           $1.27    $1.08    $0.77       --      --
Number of accumulation units outstanding at end of period (000 omitted)              562      136       --       --      --

Oppenheimer Main Street Small Cap Fund/VA, Service Shares (7/31/2002)
Accumulation unit value at beginning of period                                     $1.35    $0.95    $1.00       --      --
Accumulation unit value at end of period                                           $1.58    $1.35    $0.95       --      --
Number of accumulation units outstanding at end of period (000 omitted)              143       64       18       --      --

Putnam VT Health Sciences Fund - Class IB Shares (5/1/2002)
Accumulation unit value at beginning of period                                     $0.97    $0.84    $1.00       --      --
Accumulation unit value at end of period                                           $1.02    $0.97    $0.84       --      --
Number of accumulation units outstanding at end of period (000 omitted)              177      188       73       --      --

Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.18       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)                5       --       --       --      --

Van Kampen Life Investment Trust Comstock Portfolio Class II Shares (8/30/2002)
Accumulation unit value at beginning of period                                     $1.26    $0.98    $1.00       --      --
Accumulation unit value at end of period                                           $1.45    $1.26    $0.98       --      --
Number of accumulation units outstanding at end of period (000 omitted)            3,700       73       --       --      --

Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.37       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)              177       --       --       --      --

Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00       --       --       --      --
Accumulation unit value at end of period                                           $1.15       --       --       --      --
Number of accumulation units outstanding at end of period (000 omitted)              946       --       --       --      --

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16 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account.

Year ended Dec. 31,                                                                                    2004
AXP(R) Variable Portfolio - Cash Management Fund* (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                  --

* The 7-day simple and compound yields for AXP(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2004 were (0.79%) and (0.79%), respectively.

AXP(R) Variable Portfolio - Diversified Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AXP(R) Variable Portfolio - Diversified Equity Income Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                   1

AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AXP(R) Variable Portfolio - Income Opportunities Fund (6/1/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AXP(R) Variable Portfolio - Large Cap Equity Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                  19

AXP(R) Variable Portfolio - Large Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AXP(R) Variable Portfolio - New Dimensions Fund(R) (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                   5

AXP(R) Variable Portfolio - S&P 500 Index Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AXP(R) Variable Portfolio - Short Duration U.S. Government Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                  --

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17 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                                    2004
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                   3

AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                  --

AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                   6

American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                  22

American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                  --

American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Dreyfus Variable Investment Fund International Value Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Evergreen VA Core Bond Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                   4

Evergreen VA Fund - Class 2* (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                  --

* Evergreen VA Fund - Class 2 merged into Evergreen VA Fundamental Large Cap Fund - Class
  2 on April 15, 2005.

Evergreen VA Fundamental Large Cap Fund - Class 2* (4/30/2004)
(previously Evergreen VA Growth and Income Fund - Class 2)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                  --

* Evergreen VA Fund - Class 2 merged into Evergreen VA Fundamental Large Cap Fund - Class
  2 on April 15, 2005.

Evergreen VA Growth Fund - Class 2* (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                  --

* Evergreen VA Special Equity Fund - Class 2 merged into Evergreen VA Growth Fund - Class
  2 on April 15, 2005.

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18 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                                    2004
Evergreen VA High Income Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                   3

Evergreen VA International Equity Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Evergreen VA Omega Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                   2

Evergreen VA Special Equity Fund - Class 2* (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                   1

* Evergreen VA Special Equity Fund - Class 2 merged into Evergreen VA Growth Fund - Class
  2 on April 15, 2005.

Evergreen VA Special Values Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Evergreen VA Strategic Income Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                   3

Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                   8

Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                  19

Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.21
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                   5

FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                  --

FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                   8

Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                   3

Oppenheimer Capital Appreciation Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                   8

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19 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 2.20% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                                    2004
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.18
Number of accumulation units outstanding at end of period (000 omitted)                                  --

Van Kampen Life Investment Trust Comstock Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                  13

Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.37
Number of accumulation units outstanding at end of period (000 omitted)                                   3

Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                                                        $1.00
Accumulation unit value at end of period                                                              $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                   4

Financial Statements

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find audited financial statements of American Enterprise Life later in the prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

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20 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

The Variable Account and the Funds

Variable Account. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The Funds. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

   o Investment Objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

   o Fund Name and Management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

   o Fund Selection: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates, and/or the selling firms that distribute this contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the RiverSource(SM) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

   o Private Label: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource(SM) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the RiverSource(SM) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. These relationships may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

   o Eligible Purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable

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21 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

Unless an asset allocation program is in effect, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

------------------------------------ ----------------------------------------------------- ------------------------------------
Fund                                 Investment Objective and Policies                     Investment Adviser
------------------------------------ ----------------------------------------------------- ------------------------------------
AIM V.I. Capital Development Fund,   Long-term growth of capital. Invests primarily in     A I M Advisors, Inc.
Series II Shares                     securities (including common stocks, convertible
                                     securities and bonds) of small- and medium-sized
                                     companies. The fund may invest up to 25% of its
                                     total assets in foreign securities.
------------------------------------ ----------------------------------------------------- ------------------------------------
AllianceBernstein VP Growth and      Reasonable current income and reasonable              Alliance Capital Management L.P.
Income Portfolio (Class B)           appreciation. Invests primarily in dividend-paying
                                     common stocks of good quality.
------------------------------------ ----------------------------------------------------- ------------------------------------
AllianceBernstein VP International   Long-term growth of capital. Invests primarily in a   Alliance Capital Management L.P.
Value Portfolio (Class B)            diversified portfolio of foreign equity securities.
------------------------------------ ----------------------------------------------------- ------------------------------------
American Century(R) VP Inflation     Capital growth with income as a secondary objective   American Century Investment
Protection,                          to protect against U.S. inflation.                    Management, Inc.
Class II
------------------------------------ ----------------------------------------------------- ------------------------------------
American Century(R) VP Ultra,        Capital growth, with income as a secondary            American Century Investment
Class II                             objective. Invests primarily in U.S. companies, but   Management, Inc.
                                     there is no limit on the amount of assets the Fund
                                     can invest in foreign companies.
------------------------------------ ----------------------------------------------------- ------------------------------------
American Century(R) VP Value,        Long-term capital growth, with income as a            American Century Investment
Class II                             secondary objective. Invests primarily in stocks of   Management, Inc.
                                     companies that management believes to be
                                     undervalued at the time of purchase.
------------------------------------ ----------------------------------------------------- ------------------------------------
Dreyfus Investment Portfolios        Capital appreciation. The Fund invests, under         The Dreyfus Corporation
Technology Growth Portfolio,         normal circumstances, at least 80% of its assets in
Service Share Class                  the stocks of growth companies of any size that
                                     Dreyfus believes to be leading producers or
                                     beneficiaries of technological innovation. Up to
                                     25% of the portfolio's assets may be invested in
                                     foreign securities. The portfolio's stock
                                     investments may include common stocks, preferred
                                     stocks and convertible securities.
------------------------------------ ----------------------------------------------------- ------------------------------------
Dreyfus Variable Investment Fund     The portfolio seeks long-term capital growth. To      The Dreyfus Corporation
International Value Portfolio,       pursue this goal, the portfolio normally invests at
Service Share Class                  least 80% of its assets in stocks. The portfolio
                                     ordinarily invests most of its assets in securities
                                     of foreign companies which Dreyfus considers to be
                                     value companies. The portfolio's stock investments
                                     may include common stocks, preferred stocks and
                                     convertible securities, including those purchased
                                     in initial public offerings or shortly thereafter.
                                     The portfolio may invest in companies of any size.
                                     The portfolio may also invest in companies located
                                     in emerging markets.
------------------------------------ ----------------------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
22 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------ ----------------------------------------------------- ------------------------------------
Fund                                 Investment Objective and Policies                     Investment Adviser
------------------------------------ ----------------------------------------------------- ------------------------------------
Evergreen VA Core Bond Fund -        The Fund seeks to maximize total return through a     Evergreen Investment Management
Class 2                              combination of current income and capital growth.     Company, LLC
                                     The Fund invests primarily in U.S. dollar
                                     denominated investment grade debt securities issued
                                     or guaranteed by the U.S. Treasury or by an agency
                                     or instrumentality of the U.S. Government,
                                     corporate bonds, mortgage-backed securities,
                                     asset-backed securities, and other income producing
                                     securities.
------------------------------------ ----------------------------------------------------- ------------------------------------
Evergreen VA Fundamental Large Cap   Capital growth with the potential for current         Evergreen Investment Management
Fund - Class 2                       income. Invests primarily in common stocks of         Company, LLC
                                     medium- and large-sized U.S. companies whose market
(previously Evergreen VA Growth      capitalizations at time of purchase fall within
and Income Fund - Class 2.           the range tracked by the Russell 1000(R) Index.
Evergreen VA Fund - Class 2
merged into Evergreen VA Growth
and Income Fund - Class 2 as of
4/15/05.)
------------------------------------ ----------------------------------------------------- ------------------------------------
Evergreen VA Growth Fund - Class 2   Long-term capital growth. The Fund seeks to achieve   Evergreen Investment Management
                                     its goal by investing at least 75% of its assets in   Company, LLC
(Evergreen VA Special Equity -       common stocks of small- and medium-sized companies
Class 2 merged into Evergreen VA     whose market capitalizations at time of purchase
Growth Fund - Class 2 as of          falls within the range of those tracked by the
4/15/05.)                            Russell 2000(R) Growth Index.
------------------------------------ ----------------------------------------------------- ------------------------------------
Evergreen VA High Income Fund -      High level of current income, with capital growth     Evergreen Investment Management
Class 2                              as secondary objective. The Fund seeks to achieve     Company, LLC
                                     its goal by investing primarily in both low-rated
                                     and high-rated fixed-income securities, including
                                     debt securities, convertible securities, and
                                     preferred stocks that are consistent with its
                                     primary investment objective of high current income.
------------------------------------ ----------------------------------------------------- ------------------------------------
Evergreen VA International Equity    Long-term capital growth, with modest income as a     Evergreen Investment Management
Fund - Class 2                       secondary objective. The Fund seeks to achieve its    Company, LLC
                                     goal by investing primarily in equity securities
                                     issued by established, quality non-U.S. companies
                                     located in countries with developed markets and may
                                     purchase securities across all market
                                     capitalizations. The Fund may also invest in
                                     emerging markets.
------------------------------------ ----------------------------------------------------- ------------------------------------
Evergreen VA Omega Fund - Class 2    Long-term capital growth. Invests primarily in        Evergreen Investment Management
                                     common stocks and securities convertible into         Company, LLC
                                     common stocks of U.S. companies across all market
                                     capitalizations.
------------------------------------ ----------------------------------------------------- ------------------------------------
Evergreen VA Special Values Fund -   Capital growth in the value of its shares. The Fund   Evergreen Investment Management
Class 2                              seeks to achieve its goal by investing at least 80%   Company, LLC
                                     of its assets in common stocks of small U.S.
                                     companies whose market capitalizations at the time
                                     of purchase fall within the range tracked by the
                                     Russell 2000(R) Index.
------------------------------------ ----------------------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
23 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------ ------------------------------------------------------ -----------------------------------
Fund                                 Investment Objective and Policies                      Investment Adviser
------------------------------------ ------------------------------------------------------ -----------------------------------
Evergreen VA Strategic Income Fund   High current income from interest on debt securities   Evergreen Investment Management
- Class 2                            with a secondary objective of potential for growth     Company, LLC
                                     of capital in selecting securities. The Fund seeks
                                     to achieve its goal by investing primarily in
                                     domestic high-yield, high-risk "junk" bonds and
                                     other debt securities (which may be denominated in
                                     U.S. dollars or in non-U.S. currencies) of foreign
                                     governments and foreign corporations.
------------------------------------ ------------------------------------------------------ -----------------------------------
Fidelity(R) VIP Contrafund(R)        Long-term capital appreciation. Normally invests       Fidelity Management & Research
Portfolio Service Class 2            primarily in common stocks. Invests in securities of   Company (FMR), investment
                                     companies whose value it believes is not fully         manager; FMR U.K. and
                                     recognized by the public. Invests in either "growth"   FMR Far East, sub-investment
                                     stocks or "value" stocks or both. The fund invests     advisers.
                                     in domestic and foreign issuers.
------------------------------------ ------------------------------------------------------ -----------------------------------
Fidelity(R) VIP Investment Grade     Seeks as high of a level of current income as is       FMR, investment manager;
Bond Portfolio Service Class 2       consistent with the preservation of capital.           FMR U.K., FMR Far East,
                                     Normally invests at least 80% of assets in             sub-investment advisers.
                                     investment-grade debt securities (those of medium
                                     and high quality) of all types and repurchase
                                     agreements for those securities.
------------------------------------ ------------------------------------------------------ -----------------------------------
Fidelity(R) VIP Mid Cap Portfolio    Seeks long-term growth of capital. Normally invests    FMR, investment manager;
Service Class 2                      primarily in common stocks. Normally invests at least  FMR U.K., FMR Far East,
                                     80% of assets in securities of companies with medium   sub-investment advisers.
                                     market capitalizations. May invest in companies with
                                     smaller or larger market capitalizations. Invests in
                                     domestic and foreign issuers. The Fund invests in
                                     either "growth" or "value" common stocks or both.
------------------------------------ ------------------------------------------------------ -----------------------------------
Fidelity(R) VIP Overseas Portfolio   Seeks long-term growth of capital. Normally invests    FMR, investment manager;
Service Class 2                      primarily in common stocks of foreign securities.      FMR U.K., FMR Far East,
                                     Normally invests at least 80% of assets in non-U.S.    Fidelity International Investment
                                     securities.                                            Advisors (FIIA) and FIIA U.K.,
                                                                                            sub-investment advisers.
------------------------------------ ------------------------------------------------------ -----------------------------------
FTVIPT Franklin Income Securities    Maximize income while maintaining prospects for        Franklin Advisers, Inc.
Fund - Class 2                       capital appreciation. The Fund normally may invest
                                     in both debt and equity securities, including
                                     corporate, foreign and
                                     U.S. Treasury bonds and stocks.
------------------------------------ ------------------------------------------------------ -----------------------------------
FTVIPT Templeton Global Income       High current income, consistent with preservation of   Franklin Advisers, Inc.
Securities Fund - Class 2            capital, with capital appreciation as a secondary
                                     consideration. The Fund normally invests mainly in
                                     debt securities of governments and their political
                                     subdivisions and agencies, supranational
                                     organizations and companies located anywhere in the
                                     world, including emerging markets.
------------------------------------ ------------------------------------------------------ -----------------------------------

--------------------------------------------------------------------------------
24 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------ ------------------------------------------------------ -----------------------------------
Fund                                 Investment Objective and Policies                      Investment Adviser
------------------------------------ ------------------------------------------------------ -----------------------------------
Goldman Sachs VIT                    The Goldman Sachs VIT Mid Cap Value Fund seeks         Goldman Sachs Asset
Mid Cap Value Fund                   long-term capital appreciation. The Fund invests,      Management, L.P.
                                     under normal circumstances, at least 80% of its net
                                     assets plus any borrowing for investment purposes
                                     (measured at time of purchase) in a diversified
                                     portfolio of equity investments in
                                     mid-capitalization issuers within the range of the
                                     market capitalization of companies constituting the
                                     Russell Midcap Value Index at the time of
                                     investments. If the market capitalization of a
                                     company held by the Fund moves outside this range,
                                     the Fund may, but is not required to sell the
                                     securities. The capitalization range of the Russell
                                     Midcap Value Index is currently between $276 million
                                     and $14.9 billion. Although the Fund will invest
                                     primarily in publicly traded U.S. securities, it may
                                     invest up to 25% of its net assets in foreign
                                     securities of issuers in emerging countries, and
                                     securities quoted in foreign currencies.
------------------------------------ ------------------------------------------------------ -----------------------------------
Oppenheimer Capital Appreciation     Capital appreciation. Invests in securities of         OppenheimerFunds, Inc.
Fund/VA, Service Shares              well-known, established companies.
------------------------------------ ------------------------------------------------------ -----------------------------------
Oppenheimer Global Securities        Long-term capital appreciation. Invests mainly in      OppenheimerFunds, Inc.
Fund/VA, Service Shares              common stocks of U.S. and foreign issuers that are
                                     "growth-type" companies, cyclical industries and
                                     special situations that are considered to have
                                     appreciation possibilities.
------------------------------------ ------------------------------------------------------ -----------------------------------
Oppenheimer Main Street Small Cap    Seeks capital appreciation. Invests mainly in common   OppenheimerFunds, Inc.
Fund/VA, Service Shares              stocks of small-capitalization U.S. companies that
                                     the fund's investment manager believes have
                                     favorable business trends or prospects.
------------------------------------ ------------------------------------------------------ -----------------------------------
Putnam VT Health Sciences Fund -     Capital appreciation. The fund pursues its goal by     Putnam Investment Management, LLC
Class IB Shares                      investing mainly in common stocks of companies in
                                     the health sciences industries, with a focus on
                                     growth stocks. Under normal circumstances, the fund
                                     invests at least 80% of its net assets
                                     in securities of (a) companies that derive at least
                                     50% of their assets, revenues or profits from the
                                     pharmaceutical, health care services, applied
                                     research and development and medical equipment and
                                     supplies industries, or (b) companies Putnam
                                     Management thinks have the potential for growth as a
                                     result of their particular products, technology,
                                     patents or other market advantages in the health
                                     sciences industries.
------------------------------------ ------------------------------------------------------ -----------------------------------
Putnam VT Small Cap Value Fund -     Capital appreciation. The fund pursues its goal by     Putnam Investment Management, LLC
Class IB Shares                      investing mainly in common stocks of U.S. companies,
                                     with a focus on value stocks. Under normal
                                     circumstances, the fund invests at least 80% of its
                                     net assets in small companies of a size similar to
                                     those in the Russell 2000 Value Index.
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Maximum current income consistent with liquidity and   RiverSource Investments, LLC
- Cash Management Fund               stability of principal. Invests primarily in money     (RiverSource Investments)
                                     market instruments, such as marketable debt
(previously AXP(R) Variable          obligations issued by corporations or the U.S.
Portfolio - Cash Management Fund)    government or its agencies, bank certificates of
                                     deposit, bankers' acceptances, letters of credit,
                                     and commercial paper, including asset-backed
                                     commercial paper.
------------------------------------ ------------------------------------------------------ -----------------------------------


--------------------------------------------------------------------------------
25 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------ ------------------------------------------------------ -----------------------------------
Fund                                 Investment Objective and Policies                      Investment Adviser
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   High level of current income while attempting to       RiverSource Investments
- Diversified Bond Fund              conserve the value of the investment and continuing
                                     a high level of income for the longest period of
(previously AXP(R) Variable          time. Under normal market conditions, the Fund
Portfolio - Diversified Bond Fund)   invests at least 80% of its net assets in bonds and
                                     other debt securities. At least 50% of the Fund's
                                     net assets will be invested in securities like those
                                     included in the Lehman Brothers Aggregate Bond
                                     Index, which are investment grade and denominated in
                                     U.S. dollars. The Index includes securities issued
                                     by the U.S. government, corporate bonds, and
                                     mortgage- and asset-backed securities. Although the
                                     Fund emphasizes high- and medium-quality debt
                                     securities, it will assume some credit risk to
                                     achieve higher yield and/or capital appreciation by
                                     buying lower-quality bonds.
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   High level of current income and, as a secondary       RiverSource Investments
- Diversified Equity Income Fund     goal, steady growth of capital. Under normal market
                                     conditions, the Fund invests at least 80% of its net
(previously AXP(R) Variable          assets in dividend-paying common and preferred
Portfolio - Diversified Equity       stocks.
Income Fund)
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Long-term capital growth. Under normal market          RiverSource Investments, adviser;
- Emerging Markets Fund              conditions, the Fund invests at least 80% of its net   Threadneedle International
                                     assets in equity securities of emerging market         Limited, an indirect wholly-owned
(previously AXP(R) Variable          companies.                                             subsidiary of RiverSource
Portfolio - Threadneedle Emerging                                                           Investments, subadviser.
Markets Fund)
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Long-term capital growth. Invests primarily in         RiverSource Investments
- Growth Fund                        common stocks that appear to offer growth
                                     opportunities.
(previously AXP(R) Variable
Portfolio - Growth Fund)
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   High total return through current income and capital   RiverSource Investments
- Income Opportunities Fund          appreciation. Under normal market conditions,
                                     invests primarily in income-producing debt
(previously AXP(R) Variable          securities with an emphasis on the higher rated
Portfolio - Income Opportunities     segment of the high-yield (junk bond) market.
Fund)
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Capital appreciation. Under normal market conditions,  RiverSource Investments
- Large Cap Equity Fund              the Fund invests at least 80% of its net assets in
                                     equity securities of companies with market
(previously AXP(R) Variable          capitalization greater than $5 billion at the time
Portfolio - Capital Resource Fund)   of purchase.
------------------------------------ ------------------------------------------------------ -----------------------------------

--------------------------------------------------------------------------------
26 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------ ------------------------------------------------------ -----------------------------------
Fund                                 Investment Objective and Policies                      Investment Adviser
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Long-term growth of capital. Under normal market       RiverSource Investments
- Large Cap Value Fund               conditions, the fund invests at least 80% of its net
                                     assets in equity securities of companies with a
(previously AXP(R) Variable          market capitalization greater than $5 billion at the
Portfolio - Large Cap Value Fund)    time of purchase.
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Growth of capital. Under normal market conditions,     RiverSource Investments
- Mid Cap Growth Fund                the Fund invests at least 80% of its net assets in
                                     equity securities of medium-sized companies.
(previously AXP(R) Variable
Portfolio - Equity Select Fund)
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Long-term growth of capital. Invests primarily in      RiverSource Investments
- New Dimensions Fund(R)             common stocks showing potential for significant
                                     growth.
(previously AXP(R) Variable
Portfolio - New Dimensions Fund(R))
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Long-term capital appreciation. Invests primarily in   RiverSource Investments
- S&P 500 Index Fund                 securities of large-capitalization stocks of U.S.
                                     companies that are expected to provide investment
(previously AXP(R) Variable          results that correspond to the performance of the
Portfolio - S&P 500 Index Fund)      S&P 500(R) Index.
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Long-term growth of capital. Invests primarily in      RiverSource Investments, adviser;
- Select Value Fund                  common stocks, preferred stocks and securities         GAMCO Investors, Inc., subadvisor.
                                     convertible into common stocks that are listed on a
(previously AXP(R) Variable          nationally recognized securities exchange or traded
Portfolio - Partners Select Value    on the NASDAQ National Market System of the National
Fund)                                Association of Securities Dealers. The Fund invests
                                     in mid-cap companies as well as companies with
                                     larger and smaller market capitalizations.
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   A high level of current income and safety of           RiverSource Investments
- Short Duration                     principal consistent with an investment in U.S.
U.S. Government Fund                 government and government agency securities. Under
                                     normal market conditions, at least 80% of the Fund's
(previously AXP(R) Variable          net assets are invested in securities issued or
Portfolio - Short Duration           guaranteed as to principal and interest by the U.S.
U.S. Government Fund)                government, its agencies or instrumentalities.
------------------------------------ ------------------------------------------------------ -----------------------------------
RiverSource(SM) Variable Portfolio   Long-term capital appreciation. Invests primarily in   RiverSource Investments, adviser;
- Small Cap Value Fund               equity securities. Under normal market conditions,     Goldman Sachs Asset Management,
                                     at least 80% of the Fund's net assets will be          L.P., Royce & Associates, LLC,
(previously AXP(R) Variable          invested in companies with market capitalization of    Donald Smith & Co., Inc.,
Portfolio - Partners Small Cap       less than $2 billion or that fall within the range     Franklin Portfolio Associates LLC
Value Fund)                          of the Russell 2000(R) Value Index.                    and Barrow, Hanley, Mewhinney &
                                                                                            Strauss, Inc., subadvisers.
------------------------------------ ------------------------------------------------------ -----------------------------------


--------------------------------------------------------------------------------
27 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------------ ------------------------------------------------------ -----------------------------------
Fund                                 Investment Objective and Policies                      Investment Adviser
------------------------------------ ------------------------------------------------------ -----------------------------------
Van Kampen Life Investment Trust     Seeks capital growth and income through investments    Van Kampen Asset Management
Comstock Portfolio                   in equity securities, including common stocks,
Class II Shares                      preferred stocks and securities convertible into
                                     common and preferred stocks.
------------------------------------ ------------------------------------------------------ -----------------------------------
Van Kampen UIF U.S. Real Estate      Above average current income and long-term capital     Morgan Stanley Investment
Portfolio                            appreciation. Invests primarily in equity securities   Management Inc., doing business
Class II Shares                      of companies in the U.S. real estate industry,         as Van Kampen.
                                     including real estate investment trusts.
------------------------------------ ------------------------------------------------------ -----------------------------------
Wanger U.S. Smaller Companies        Long-term growth of capital. Invests primarily in      Columbia Wanger Asset
                                     stocks of small- and medium-size U.S. companies        Management, L.P.
                                     with market capitalizations of less than $5 billion
                                     at time of initial purchase.
------------------------------------ ------------------------------------------------------ -----------------------------------

--------------------------------------------------------------------------------
28 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

The Guarantee Period Accounts (GPAs)

The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

--------------------------------------------------------------------------------
29 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a new Portfolio Navigator asset allocation model;

o amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

o  amounts withdrawn for fees and charges; or

o  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

                           If your GPA rate is:                      The MVA is:
                  Less than the new GPA rate + 0.10%                   Negative
                  Equal to the new GPA rate + 0.10%                    Zero
                  Greater than the new GPA rate + 0.10%                Positive

For examples, see Appendix A.

--------------------------------------------------------------------------------
30 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Buying Your Contract

Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

o  contract Option L or Option C;

o  GPAs and/or subaccounts in which you want to invest;

o  how you want to make purchase payments;

o  a beneficiary;

o  the optional Portfolio Navigator asset allocation program(1); and

o  one of the following Death Benefits:

   -  ROP Death Benefit

   -  MAV Death Benefit(2)

   -  5% Accumulation Death Benefit(2)

   -  Enhanced Death Benefit(2)

In addition, you may also select (if available in your state):

Any one of the following Optional Living Benefits (all require the use of the Portfolio Navigator asset allocation program):

o  Accumulation Protector Benefit(SM) rider

o  Guarantor(SM) Withdrawal Benefit rider(3)

o  Income Assurer Benefit(SM) -- MAV rider(4)

o  Income Assurer Benefit(SM) -- 5% Accumulation Benefit Base rider(4)

o Income Assurer Benefit(SM) -- Greater of MAV or 5% Accumulation Benefit Base rider(4)

Either of the following Optional Death Benefits:

o  Benefit Protector(SM) Death Benefit rider(5)

o  Benefit Protector(SM) Plus Death Benefit rider(5)

(1)  There is no additional charge for this feature

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3)  Available if you and the annuitant are age 79 or younger at contract issue

(4)  Available if the annuitant is age 75 or younger at contract issue.

(5) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.

The contract provides for allocation of purchase payments to the GPAs and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs.

If your application is complete, we will process it and apply your purchase payment to the GPAs and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

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

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

o  no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Minimum initial purchase payment

   $10,000

Minimum additional purchase payments

   $50 for SIPs

   $100 for all other payment types

Maximum total purchase payments*:

   $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

HOW TO MAKE PURCHASE PAYMENTS

1 By letter

Send your check along with your name and contract number to:

American Enterprise Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

2 By SIP

Contact your registered representative to complete the necessary SIP paperwork.

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Charges

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs. We cannot increase these fees. The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                                                                   Contract Option L          Contract Option C
ROP Death Benefit                                                                        1.55%                      1.65%
MAV Death Benefit                                                                        1.75                       1.85
5% Accumulation Death Benefit                                                            1.90                       2.00
Enhanced Death Benefit                                                                   1.95                       2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.

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ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

This fee information applies to both Rider A and Rider B (see "Optional Benefits").

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the Elective Step Up.

The fee does not apply after annuity payouts begin.

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INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                                        Maximum                    Current
Income Assurer Benefit(SM) - MAV                                                         1.50%                      0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                                1.75                       0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base              2.00                       0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the rider charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) fee is calculated, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

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WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal schedule charge lasts for 4 years (See "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor(SM) Withdrawal Benefit rider:

Contracts without Guarantor(SM) Withdrawal Benefit rider

The TFA is the greater of:

o  10% of the contract value on the prior contract anniversary*; and

o  current contract earnings.

Contracts with Guarantor(SM) Withdrawal Benefit rider

The TFA is the greatest of:

o  10% of the contract value on the prior contract anniversary*;

o  current contract earnings; and

o  the Remaining Benefit Payment.

* We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

Example: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (The withdrawal charge percentages for the 4-Year withdrawal charge schedule are shown in a table in the "Expense Summary" above.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.

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Waiver of withdrawal charges

We do not assess withdrawal charges for:

o  withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (Exception: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o  amounts we refund to you during the free look period; and

o  death benefits.

Contingent events

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Withdrawal charge under Annuity Payout Plan E -- Payouts for a specific period:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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37 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Valuing Your Investment

We value your accounts as follows:

GPAs

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

o  the sum of your purchase payments and transfer amounts allocated to the GPAs;

o  plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

o  minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the subaccounts;

o  transfers into or out of the subaccounts;

o  partial withdrawals;

o  withdrawal charges (for contract Option L);

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38 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
and the deduction of a prorated portion of:

o  the contract administrative charge; and

o  the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   - Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

o  changes in funds net asset value;

o  fund dividends distributed to the subaccounts;

o  fund capital gains or losses;

o  fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA to one or more subaccounts. Only the one-year GPA is available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

                                                                                  Number
                                                     Amount      Accumulation    of units
                                           Month    invested      unit value     purchased
By investing an equal number
of dollars each month ...                   Jan       $100           $20            5.00

you automatically buy                       Feb        100            18            5.56
more units when the                         Mar        100            17            5.88
per unit market price is low ...  ---->     Apr        100            15            6.67
                                            May        100            16            6.25
                                            Jun        100            18            5.56
and fewer units                             Jul        100            17            5.88
when the per unit                           Aug        100            19            5.26
market price is high.             ---->     Sept       100            21            4.76
                                            Oct        100            20            5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).

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39 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to any GPA except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM

We currently offer an asset allocation program called Portfolio Navigator. You may elect to participate in the asset allocation program, and there is no additional charge. If you purchase an optional Accumulation Protector Benefit(SM), Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include certain GPAs, if available, that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments in the subaccounts and any GPAs according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly beginning 3 months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.

Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a new asset allocation model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.

We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

o automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

o reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.

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40 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Required Use of Asset Allocation Program with Certain Optional Benefits

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider as summarized below:

o Accumulation Protector Benefit(SM) rider: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. The rider automatically ends at the end of the waiting period. You may discontinue the use of an asset allocation program at that time. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Accumulation Protector Benefit(SM) rider if you do not intend to continue participating in one of the asset allocation model portfolios during the period of time the Accumulation Protector Benefit(SM) rider is in effect.

o Guarantor(SM) Withdrawal Benefit rider: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Guarantor(SM) Withdrawal Benefit rider if you do not intend to continue participating in one of the asset allocation model portfolios for the life of the contract.

o Income Assurer Benefit(SM) rider: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Income Assurer Benefit(SM) rider if you do not intend to continue participating in one of the asset allocation model portfolios during the period of time the Income Assurer Benefit(SM) rider is in effect.

TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.

You may transfer contract value from any one subaccount or GPA to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

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41 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

We apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o  not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

In addition to the market timing policy we apply to discourage frequent transfers among the subaccounts of the variable account, the funds available as investment options under the contract may have adopted their own market timing policies and procedures. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

For more information about whether a particular underlying fund has adopted a market timing policy, what that policy is if one has been adopted, and the risks that market timing poses to that fund, see that fund's prospectus.

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42 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.

Transfer policies

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o  Once annuity payouts begin, you may not make any transfers to the GPAs.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:

American Enterprise Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:    $500 or entire account balance

Maximum amount
Transfers or withdrawals:    Contract value or entire account balance

* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.

2 By automated transfers and automated partial withdrawals

Your registered representative can help you set up automated transfers or partial withdrawals among your subaccounts or GPAs.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:    $100 monthly
                             $250 quarterly, semiannually or annually

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43 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

3 By phone

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

Minimum amount
Transfers or withdrawals:    $500 or entire account balance

Maximum amount
Transfers:                   Contract value or entire account balance
Withdrawals:                 $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts and GPAs in the same proportion as your value in each account correlates to your total contract value. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in each subaccount and GPA must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o  payable to owner;

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

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44 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

TSA -- Special Withdrawal Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

Benefits in Case of Death

There are four death benefit options under your contract. You must select one of the following death benefits:

o  ROP Death Benefit;

o  MAV Death Benefit

o  5% Accumulation Death Benefit

o  Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

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45 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Here are some terms that are used to describe the death benefits:

    Adjusted partial withdrawals (calculated for ROP and    PW X DB
    MAV Death Benefits) =                                   -------
                                                               CV

     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     DB = the death benefit on the date of (but prior to) the partial withdrawal.

     CV = contract value on the date of (but prior to) the partial withdrawal.

Maximum Anniversary Value (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% Variable Account floor: This is the sum of the value of your GPAs and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o  the amounts allocated to the subaccounts at issue increased by 5%;

o  plus any subsequent amounts allocated to the subaccounts;

o  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

    5% variable account floor adjusted transfers of partial    PWT X VAF
    withdrawals  =                                             ---------
                                                                   SV

     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.

     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

     SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

For contracts issued in New Jersey, the cap on the Variable Account Floor is 200% of the sum of the purchase payments allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your registered representative whether or not these death benefits are appropriate for your situation.

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46 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits").

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

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Qualified annuities

o Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits").

o Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   o the beneficiary asks us in writing within 60 days after we receive proof of death; and

   o  payouts begin no later than one year following the year of your death; and

   o the payout period does not extend beyond the beneficiary's life or life expectancy.

o Annuity payout plan: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

Optional Benefits

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------ ------------------------------------------------------------------
On the benefit date, if:                                     Then your Accumulation Protector Benefit(SM) rider benefit is:
------------------------------------------------------------ ------------------------------------------------------------------
The Minimum Contract Accumulation Value (defined below) as   The contract value is increased on the benefit date to equal the
determined under the Accumulation Protector Benefit(SM)      Minimum Contract Accumulation Value as determined under the
rider is greater than your contract value,                   Accumulation Protector Benefit(SM) rider on the benefit date.
------------------------------------------------------------ ------------------------------------------------------------------
The contract value is equal to or greater than the           Zero; in this case, the Accumulation Protector Benefit(SM)
Minimum Contract Accumulation Value as determined  under     rider  ends without value and no benefit is payable.
the Accumulation Protector Benefit(SM) rider,
------------------------------------------------------------ ------------------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. Exception: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) may not be purchased with the optional Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. This feature of the Accumulation Protector Benefit(SM) may not be available in all states.

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

You should consider whether a Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and GPAs that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your registered representative whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit(SM):

Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.

Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

Adjustments for Partial Withdrawals: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

Waiting Period: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

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49 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Automatic Step Up

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

Elective Step Up Option

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

Spousal Continuation

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

Terminating the Rider

The rider will terminate under the following conditions:

   The rider will terminate before the benefit date without paying a benefit on the date:

   o  you take a full withdrawal; or

   o  annuitization begins; or

   o  the contract terminates as a result of the death benefit being paid.

   The rider will terminate on the benefit date.

For an example, see Appendix E.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year). As long as your withdrawals in each contract year do not exceed the GBP, you will not be assessed a withdrawal charge.

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

If you withdraw an amount greater than the GBP in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the GBP and,

o  the Guaranteed Benefit Amount will be adjusted as described below; and

o  the Remaining Benefit Amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Withdrawal Charges"). Market value adjustments, if applicable, will also be made (see "Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

An annual Elective Step Up option is available for 30 days after the contract anniversary. This option allows you to step up the Remaining Benefit Amount and Guaranteed Benefit Amount to:

o the contract value on the valuation date we receive your written request to step up (Rider A)(1); or

o  the contract value on the contract anniversary date (Rider B)(1).

The annual Elective Step Up is subject to the following rules:

o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election, the special spousal continuation step up election (described below) or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").

If you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit rider to your contract. This benefit may not be available in your state. You must elect the Guarantor(SM) Withdrawal Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not elect an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider.

You should consider whether the Guarantor(SM) Withdrawal Benefit rider is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o withdrawals before age 59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take a minimum distribution that is greater than your GBP in any contract year. If you withdraw more than the GBP in any contract year to satisfy RMDs, this will constitute an excess withdrawal, as defined above, and the excess withdrawal procedures described below will apply to the Guaranteed Benefit Amount and the Remaining Benefit Amount. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o  we reserve the right to limit the cumulative amount of purchase payments.

(1) We currently offer two versions of this benefit, Rider A and Rider B. Before April 29, 2005 we only offered Rider B. We began offering Rider A, in states where it is approved, and discontinued offering Rider B in those states, on April 29, 2005. If you purchased a contract with this optional benefit rider before April 29, 2005, the references to Rider B generally apply to your contract (see the rider attached to your contract for the actual terms of the benefit you purchased). If you purchase a contract on or after April 29, 2005 with this benefit, the version we offer you depends on which state you live in. Ask your registered representative which version of the rider, if any, is available in your state. The discussion about this benefit and how it works applies generally to both riders unless otherwise noted.

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The terms "Guaranteed Benefit Amount" and "Remaining Benefit Amount" are
described below. Each is used in the operation of the GBP, the RBP, the Elective Step Up, the Special Spousal Continuation Step Up and the Guarantor(SM) Withdrawal Benefit Annuity Payout Option.

Guaranteed Benefit Amount

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o  at contract issue -- the GBA is equal to the initial purchase payment;

o when you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, then, the following excess withdrawal procedure will be applied to the GBA:

   GBA EXCESS WITHDRAWAL PROCEDURE

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments and the excess withdrawal procedure results in a reduction of the total GBA, each payment's GBA will be reset in the following manner:

   1. If the contract value before the excess withdrawal is less than or equal to the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset equal to that payment's Remaining Benefit Amount after the withdrawal.

   2. If the contract value before the excess withdrawal is greater than the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset to that payment's Remaining Benefit Amount after the withdrawal plus (a) times (b) divided by (c), where:

      (a) is the total GBA after the withdrawal less the total Remaining Benefit Amount after the withdrawal;

      (b) is the ratio of that payment's GBA before the withdrawal to that payment's Remaining Benefit Amount before the withdrawal minus one, and

      (c) is the sum of the values as determined in (b) for each individual payment before the withdrawal.

o  at step up -- (see "Elective Step Up" below).

Remaining Benefit Amount

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o  at contract issue -- the RBA is equal to the initial purchase payment;

o when you make additional purchase payments -- each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.

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o  when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, then, the following excess withdrawal procedure will be applied to the RBA:

   RBA EXCESS WITHDRAWAL PROCEDURE

   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

   The withdrawal amount up to the Remaining Benefit Payment (defined below) is taken out of each RBA bucket in proportion to its Remaining Benefit Payment at the time of the withdrawal; and the withdrawal amount above the Remaining Benefit Payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

o  at step up -- (see "Elective Step Up" below).

Guaranteed Benefit Payment

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

The Total Free Amount (TFA) you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Withdrawal Charge") may be greater than the GBP. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP available for you to withdraw under the terms of the rider is subject to the GBA and RBA excess withdrawal procedures described above.

Remaining Benefit Payment

At the beginning of each contract year, the Remaining Benefit Payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA. Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

Elective Step Up

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. Note that special rules, described above, may limit elective step ups in the first 3 contract years.

Depending on whether you have Rider A or Rider B, the elective step up will be determined as follows:

Rider A

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA.

The effective date of the step up is the valuation date we receive your written request to step up.

The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

The GBA will be increased to an amount equal to the greater of the GBA immediately prior to the step up or the contract value on the valuation date we receive your written request to step up.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up less any withdrawals made during that contract year.

Rider B

You may only step up if your contract anniversary value is greater than the RBA.

The effective date of the step up is the contract anniversary.

The RBA will be increased to an amount equal to the contract anniversary value.

The GBA will be increased to an amount equal to the greater of the GBA immediately before the step up or the contract anniversary value.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up.

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You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures described above.

Spousal Continuation and Special Spousal Continuation Step Up

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the annual elective step up.

Rider A

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date.

If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

Rider B

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.

The special spousal continuation elective step up is not available to non-spouse beneficiaries that continue the contract.

Guarantor(SM) Withdrawal Benefit Annuity Payout Option

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Internal Revenue Code.

If Contract Value Reduces to Zero

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o  you will be paid according to the annuity payout option described above;

o  we will no longer accept additional purchase payments;

o  you will no longer be charged for the rider;

o  any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix F.

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54 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o  Income Assurer Benefit(SM) - MAV;

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;

o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period;

o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)"); and

o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) rider you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your sales representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.

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55 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Here are some general terms that are used to describe the Income Assurer Benefit(SM) riders in the sections below:

Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

Excluded Investment Options: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

Excluded Payments: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
     to) the partial withdrawal, and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.

Protected Investment Options: All investment options available under this contract that are not defined as Excluded Investment Options under Contract Data are known as Protected Investment Options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

The following are general provisions that apply to each Income Assurer Benefit(SM):

Exercising the Rider

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

o  the annuitant on the retirement date must be between 50 to 86 years old; and

o you can only take an annuity payment in one of the following annuity payment plans:

   1) Plan A -- Life Annuity-No Refund;

   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity-No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
                or

   5) Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

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56 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

  P SUB(t-1) (1 + i)
  ------------------ = P SUB(t)
         1.05

      P SUB(t-1) =  prior annuity payout

      P SUB(t)   =  current annuity payout

      i          =  annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

Terminating the Rider

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

You may select one of the Income Assurer Benefit(SM) riders described below:

Income Assurer Benefit(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

Maximum Anniversary Value (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1. contract value less the market value adjusted excluded payments; or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

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57 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Income Assurer Benefit(SM) - 5% Accumulation Benefit Base

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

5% Variable Account Floor - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payments withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payments in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

This method is greater than a dollar-for-dollar reduction, and could potentially deplete the maximum benefit faster than the dollar-for-dollar reduction.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% adjusted excluded payments.

5% Adjusted Excluded Payments are calculated as the sum of each excluded payment accumulated at 5% for the number of full contract years they have been in the contract.

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58 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% variable account floor, less 5% Adjusted Excluded Payments (described above).

For an example of how each Income Assurer Benefit(SM) rider is calculated, see Appendix G.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector(SM)

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date of death.

For an example, see Appendix H.

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59 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to you contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange, or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the benefits payable under the Benefit Protector(SM) described above, plus

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              Percentage if you and the annuitant are           Percentage if you or the annuitant are
Contract year                 under age 70 on the rider effective date          70 or older on the rider effective date
One and Two                                0%                                                   0%
Three and Four                            10%                                                3.75%
Five or more                              20%                                                 7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o  the ROP death benefit (see "Benefits in Case of Death") plus:

                        If you and the annuitant are under               If you or the annuitant are age 70
Contract year           age 70 on the rider effective date, add ...      or older on the rider effective date, add ...
One                     Zero                                             Zero
Two                     40% x earnings at death (see above)              15% x earnings at death
Three & Four            40% x (earnings at death + 25% of initial        15% x (earnings at death + 25% of initial
                        purchase payment*)                               purchase payment*)
Five or more            40% x (earnings at death + 50% of initial        15% x (earnings at death + 50% of initial
                        purchase payment*)                               purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

Terminating the Benefit Protector(SM) Plus

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix I.

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60 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

Amounts of fixed and variable payouts depend on:

o  the annuity payout plan you select;

o  the annuitant's age and, in most cases, sex;

o  the annuity table in the contract; and

o  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM).

o Plan A - Life annuity -- no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o Plan B - Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o Plan B - Life Annuity with 20 years certain: We make monthly payments for a guaranteed payout period of 20 years. If the annuitant dies, we will continue to pay the beneficiary until the 20 year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guarantee payout period, we will continue to make payouts until the annuitant's death.

o Plan C - Life annuity -- installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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o  Plan D - Joint and last survivor life annuity -- no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan D - Joint and last survivor life annuity with 20 years certain: Monthly annuity payouts will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20 year period which begins when the first annuity payment is made.

o Plan E - Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) and elect the annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

o Guarantor(SM) Withdrawal Benefit - Annuity Payout Option: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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Taxes

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

Annuity payouts: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Withdrawals: If you withdraw part of your nonqualified contract before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

Annuities owned by corporations, partnerships or trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

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Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o because of your death or in the event of non-natural ownership, the death of the annuitant;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o  if it is allocable to an investment before Aug. 14, 1982; or

o  if annuity payouts begin before the first contract anniversary.

Transfer of ownership: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

Collateral assignment: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

Annuity payouts: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o  the payout is a minimum distribution required under the Code;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

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Payments made to a surviving spouse instead of being directly rolled over to an
IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

o  to pay certain medical or education expenses (IRAs only).

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

Special considerations if you select either the MAV death benefit, 5% Accumulation Death Benefit, Enhanced Death Benefit, Accumulation Protector Benefit(SM), Guarantor(SM) Withdrawal Benefit, Income Assurer Benefit(SM), Benefit Protector(SM) or Benefit Protector(SM) Plus Riders: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Collateral assignment: You may not collaterally assign or pledge your qualified contract.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

American Enterprise Life's tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract; divided by

o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;

o  the existing funds become unavailable; or

o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o  add new subaccounts;

o  combine any two or more subaccounts;

o  transfer assets to and from the subaccounts or the variable account; and

o  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(SM) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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About the Service Providers

PRINCIPAL UNDERWRITER

Ameriprise Financial Services, Inc. serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial Services, Inc. is a wholly-owned subsidiary of Ameriprise Financial Inc.

Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years.

Sales of the Contract

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o We and Ameriprise Financial Services, Inc. have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its registered representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

Payments We Make to Selling Firms

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6% each time a purchase payment is made for contract Option L and 1% for contract Option C. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o We may utilize other or additional compensation plans with certain selling firms, including compensation plans that pay the selling firm additional compensation when it achieves volume goals we set. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest for the selling firm.

o We may pay commissions or other forms of compensation to broker-dealers to provide sales related services including but not limited to product training and sales support.

o In addition to commissions, we may, as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation.

Sources of Payments to Selling Firms

o We pay the commissions and other compensation described above from our assets.

o  Our assets may include:

   o revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and,

   o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure"); and,

   o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds -- Fund Selection and Private Label"); and,

   o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   o fees and expenses we collect from contract owners, including withdrawal charges; and,

   o fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

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Potential Conflicts of Interest

Compensation Payment Arrangements with Selling Firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their registered representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its registered representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

Payments to Registered Representatives

o The selling firm pays its registered representatives. The selling firm decides the compensation and benefits it will pay its registered representatives.

o To inform yourself of any potential conflicts of interest, ask the registered representative before you buy, how the selling firm and its registered representative are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through Ameriprise Financial Services, Inc. to selling firms and their affiliated agencies that have entered into distribution agreements with Ameriprise Financial Services, Inc. and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. The Company's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

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68 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Additional Information About American Enterprise Life

SELECTED FINANCIAL DATA(1)

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.

Years ended Dec. 31, (thousands)                                   2004      2003(1)       2002(1)       2001(1)        2000(1)
Net investment income                                          $  376,487  $  372,194   $  292,067   $  271,718     $  299,759
Net gain (loss) on investments                                      5,193      25,105            3      (89,920)           469
Other                                                              36,012      21,277       18,957       14,806          7,553
Total revenues                                                 $  417,692  $  418,576   $  311,027   $  196,604     $  307,781
Income (loss) before income tax provision (benefit)
and cumulative effect of accounting change                     $   43,200  $   56,704   $  (52,177)  $  (63,936)    $   38,452
Income (loss) before cumulative effect of accounting change    $   25,192  $   37,629   $  (33,690)  $  (41,728)    $   24,365
Cumulative effect of accounting change, net of tax benefit     $   (3,562) $       --   $       --   $       --     $       --
Net income (loss)                                              $   21,630  $   37,629   $  (33,690)  $  (41,728)    $   24,365
Total assets                                                   $9,149,189  $8,735,643   $8,026,730   $5,275,681     $4,652,221
                                                               ----------  ----------   ----------   ----------     ----------

(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

Results of Operations for the Year Ended December 31, 2004 and 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

Revenues

Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

Benefits and Expenses

Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.

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69 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

Results of Operations for the Years Ended December 31, 2003 and 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.

Revenues

Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

Benefits and Expenses

Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

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70 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Certain Critical Accounting Policies

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

Investment Securities Valuation

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.

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71 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

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72 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Liabilities for Future Policy Benefits

Fixed Annuities and Variable Annuity Guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Variable Life Insurance

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

Liquidity and Capital Resources

Capital Strategy

The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

Funding Strategy

American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.

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73 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Contractual Obligations

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.

                                                                                Payments due by year
                                                                                                                      2010
(Millions)                                                  Total           2005        2006-2007      2008-2009  and thereafter
   Annuities(1)                                            $8,017           $730        $1,655         $1,618        $4,014
Total                                                      $8,017           $730        $1,655         $1,618        $4,014

(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

Retained Interest in Assets Transferred to Unconsolidated Entities

During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

Contingent Liquidity Planning

AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.

Risk Management

American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

Interest Rate Risk

At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.

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74 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.

Equity Market Risk

American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

Impact of Market-Volatility on Results of Operations

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

Forward-Looking Statements

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.

--------------------------------------------------------------------------------
75 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.

American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Evergreen Pathways(SM) Select Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

--------------------------------------------------------------------------------
76 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

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4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

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5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

--------------------------------------------------------------------------------
12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

                                   APPENDICES

The purpose of these appendices is to illustrate the operation of various contract features and riders. In order to demonstrate these contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts and GPAs and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through I include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.

--------------------------------------------------------------------------------
97 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Appendix A: Example -- Market Value Adjustment (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assumptions:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations

The precise MVA formula we apply is as follows:

   Early withdrawal amount x [(     1 + i   ) (to the power of n/12 - 1] = MVA
                               -------------
                                1 + j + .001

   Where    i = rate earned in the GPA from which amounts are being
                transferred or withdrawn.

            j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

            n = number of months remaining in the current Guarantee Period
                (rounded up).

--------------------------------------------------------------------------------
98 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Examples -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(          1.030          ) (to the power of 84/12 - 1]= -$39.84
                ---------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(          1.030          ) (to the power of 84/12 - 1]= $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
99 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Appendix B: Example -- Income Assurer Benefit(SM) Rider Fee

Example -- Income Assurer Benefit(SM) Rider Fee

Assumptions:

o You purchase the contract with a payment of $50,000 on Jan. 1, 2005 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

o on Jan. 1, 2006 (the first contract anniversary) your total contract value is $55,545; and

o on Jan. 1, 2007 (the second contract anniversary) your total contract value is $53,270.

We would calculate the Guaranteed Income Benefit Base for each Income Assurer Benefit(SM) on the second anniversary as follows:

The Income Assurer Benefit(SM) - MAV Guaranteed Income Benefit Base is the greatest of the following values:

   Purchase Payments less adjusted partial withdrawals:                                                        $50,000
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
                                                                                                               -------
   Income Assurer Benefit(SM) - MAV Guaranteed Income Benefit Base                                             $55,545

The Income Assurer Benefit(SM) - 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:

   Purchase Payments less adjusted partial withdrawals:                                                        $50,000
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,125
                                                                                                               -------
   Income Assurer Benefit(SM) - 5% Accumulation Guaranteed Income Benefit Base                                 $55,125

The Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Guaranteed
Income Benefit Base is the greatest of the following values:

   Purchase Payments less adjusted partial withdrawals:                                                        $50,000
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,125
                                                                                                               -------
   Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base               $55,545

The Income Assurer Benefit(SM) fee deducted from your contract value would be:

Income Assurer Benefit(SM) - MAV fee =                                                       0.30% x $55,545 = $166.64
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base fee =                              0.60% x $55,125 = $330.75
Income Assurer Benefit(SM) - MAV or 5% Accumulation Benefit Base fee =                       0.65% x $55,545 = $361.05

--------------------------------------------------------------------------------
100 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Appendix C: Example -- Withdrawal Charges

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

--------------------------------------------------------------------------------
101 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Full withdrawal charge calculation -- four-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule with the following history:

Assumptions:

o  We receive a single $50,000 purchase payment on Jan. 1, 2005; and

o  the contract anniversary date is Jan. 1 each year; and

o you withdraw the contract for its total value on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o  you have made no withdrawals prior to July 1, 2008.

We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                                Contract with Gain        Contract with Loss
                                   Contract Value at time of full withdrawal:          $60,000.00                $40,000.00

                                         Contract Value on prior anniversary:           58,000.00                 42,000.00

 Step 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:           60,000.00                 40,000.00

                                 less purchase payment still in the contract:           50,000.00                 50,000.00
                                                                                       ----------                ----------
                            Earnings in the contact (but not less than zero):           10,000.00                      0.00

 Step 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                    Earnings in the contract:           10,000.00                      0.00

                               10% of the prior anniversary's Contract Value:            5,800.00                  4,200.00
                                                                                       ----------                ----------
                                                                         TFA:           10,000.00                  4,200.00

 Step 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00

              ACV =  amount withdrawn in excess of earnings                             50,000.00                 40,000.00

               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00

              TFA =  from Step 2                                                        10,000.00                  4,200.00

            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

 Step 4. We then calculate the withdrawal charge as:

                                                                         PPW:           50,000.00                 50,000.00

                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                       ----------                ----------
                                amount of PPW subject to a withdrawal charge:           50,000.00                 45,800.00

                                    multiplied by the withdrawal charge rate:              x 6.0%                    x 6.0%
                                                                                       ----------                ----------
                                                           withdrawal charge:            3,000.00                  2,748.00

 Step 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           60,000.00                 40,000.00

                                                           Withdrawal charge:           (3,000.00)                (2,748.00)

                             Contract charge (assessed upon full withdrawal):              (40.00)                   (40.00)
                                                                                       ----------                ----------

                                                Net full withdrawal proceeds:          $56,960.00                $37,212.00

--------------------------------------------------------------------------------
102 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Partial withdrawal charge calculation -- four-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule with the following history:

Assumptions:

o  We receive a single $50,000 purchase payment on Jan. 1, 2005; and

o  the contract anniversary date is Jan. 1 each year; and

o you request a partial withdrawal of $15,000 on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o  you have made no withdrawals prior to July 1, 2008.

We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                                Contract with Gain        Contract with Loss
                                Contract Value at time of partial withdrawal:          $60,000.00                $40,000.00

                                         Contract Value on prior anniversary:           58,000.00                 42,000.00

 Step 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:           60,000.00                 40,000.00

                                 less purchase payment still in the contract:           50,000.00                 50,000.00
                                                                                       ----------                ----------
                            Earnings in the contact (but not less than zero):           10,000.00                      0.00

 Step 2. Next, we determine the TFA available in the contract as the greatest of the following values:

                                                    Earnings in the contract:           10,000.00                      0.00

                               10% of the prior anniversary's Contract Value:            5,800.00                  4,200.00
                                                                                       ----------                ----------
                                                                         TFA:           10,000.00                  4,200.00

 Step 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00

              ACV =  amount withdrawn in excess of earnings                              5,319.15                 15,897.93

               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00

              TFA =  from Step 2                                                        10,000.00                  4,200.00

            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

 Step 4. We then calculate the withdrawal charge as:

                                                                         PPW:            5,319.15                 19,165.51

                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                       ----------                ----------
                                amount of PPW subject to a withdrawal charge:            5,319.15                 14,965.51

                                    multiplied by the withdrawal charge rate:              x 6.0%                    x 6.0%
                                                                                       ----------                ----------
                                                           withdrawal charge:              319.15                    897.93

 Step 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           15,319.15                 15,897.93

                                                           Withdrawal charge:             (319.15)                  (897.93)
                                                                                       ----------                ----------
                                                Net full withdrawal proceeds:          $15,000.00                $15,000.00

--------------------------------------------------------------------------------
103 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Appendix D: Example -- Death Benefits

Example -- ROP Death Benefit

Assumptions:

o You purchase the contract with a payment of $20,000 on Jan. 1, 2005. You select contract Option L; and

o  on Jan. 1, 2006 you make an additional purchase payment of $5,000; and

o on March 1, 2006 the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

o  on March 1, 2007 the contract value grows to $23,000.

   We calculate the ROP Death Benefit on March 1, 2007 as follows:

   1. Contract value at death:                                                                              $23,000.00
                                                                                                            ==========

   2. Purchase payments minus adjusted partial withdrawals:

         Total purchase payments:                                                                           $25,000.00

         minus adjusted partial withdrawals calculated as:

         $1,500 x $25,000  =                                                                                 -1,704.55
         ----------------                                                                                     --------
              $22,000

         for a death benefit of:                                                                            $23,295.45
                                                                                                            ==========

   ROP Death Benefit, calculated as the greatest of these two values:                                                 $23,295.45

Example -- MAV Death Benefit

Assumptions:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2006. You select contract Option L; and

o on Jan. 1, 2006 (the first contract anniversary) the contract value grows to $26,000; and

o on March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

   We calculate the MAV Death Benefit on March 1, 2006, which is based on the greater of three values, as follows:

      1. Contract value at death:                                                                           $20,500.00
                                                                                                            ==========

      2. Purchase payments minus adjusted partial withdrawals:

         Total purchase payments:                                                                           $25,000.00

         minus adjusted partial withdrawals, calculated as:

         $1,500 x $25,000  =                                                                                 -1,704.55
         ----------------                                                                                     --------
              $22,000

         for a death benefit of:                                                                            $23,295.45
                                                                                                            ==========

      3. The MAV immediately preceding the date of death:

         Greatest of your contract anniversary values:                                                      $26,000.00

         plus purchase payments made since the prior anniversary:                                                +0.00

         minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 x $26,000  =                                                                                 -1,772.73
         ----------------                                                                                     --------
              $22,000

         for a death benefit of:                                                                            $24,227.27
                                                                                                            ==========

   The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:                         $24,227.27

--------------------------------------------------------------------------------
104 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Example -- 5% Accumulation Death Benefit

Assumptions:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on Jan. 1, 2006 (the first contract anniversary), the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

o on March 1, 2006, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2006, which is based on the greater of three values, is calculated as follows:

      1. Contract value at death:                                                                           $22,800.00
                                                                                                            ==========

      2. Purchase payments minus adjusted partial withdrawals:

         Total purchase payments:                                                                           $25,000.00

         minus adjusted partial withdrawals, calculated as:

         $1,500 x $25,000  =                                                                                 -1,543.21
         ----------------                                                                                     --------
              $24,300

         for a death benefit of:                                                                            $23,456.79
                                                                                                            ==========

      3. The 5% variable account floor:

         The variable account floor on Jan. 1, 2006,

         calculated as: 1.05 x $20,000 =                                                                    $21,000.00

         plus amounts allocated to the subaccounts since that anniversary:                                       +0.00

         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,000  =                                                                                -$1,657.89
         ----------------                                                                                     --------
              $19,000

         variable account floor benefit:                                                                    $19,342.11

         plus the GPA value:                                                                                 +5,300.00

         5% variable account floor (value of the GPAs and the variable account floor):                      $24,642.11
                                                                                                            ==========

   The 5% Accumulation Death Benefit, calculated as the greatest of these three values,
   which is the 5% variable account floor:                                                                            $24,642.11

--------------------------------------------------------------------------------
105 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Example -- Enhanced Death Benefit

Assumptions:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on Jan. 1, 2006 (the first contract anniversary), the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200; and

o on March 1, 2006, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2006, which is the greatest of four values, is calculated as follows:

      1. Contract value at death:                                                                           $22,800.00
                                                                                                            ==========

      2. Purchase payments minus adjusted partial withdrawals:

         Total purchase payments:                                                                           $25,000.00

         minus adjusted partial withdrawals, calculated as:

         $1,500 x $25,000  =                                                                                 -1,543.21
         ----------------                                                                                     --------
              $24,300

         for a ROP Death Benefit of:                                                                        $23,456.79
                                                                                                            ==========

      3. The MAV on the anniversary immediately preceding the date of death:

         The MAV on the immediately preceding anniversary:                                                  $25,000.00

         plus purchase payments made since that anniversary:                                                     +0.00

         minus adjusted partial withdrawals made since that

         anniversary, calculated as:

         $1,500 x $25,000  =                                                                                 -1,543.21
         ----------------                                                                                     --------
              $24,300

         for a MAV Death Benefit of:                                                                        $23,456.79
                                                                                                            ==========

      4. The 5% variable account floor:

         The variable account floor on Jan. 1, 2006,

         calculated as: 1.05 x $20,000 =                                                                    $21,000.00

         plus amounts allocated to the subaccounts since that anniversary:                                       +0.00

         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,000  =                                                                                -$1,657.89
         ----------------                                                                                     --------
              $19,000

         variable account floor benefit:                                                                    $19,342.11

         plus the GPA value:                                                                                 +5,300.00

         5% variable account floor (value of the GPAs and the variable account floor):                      $24,642.11
                                                                                                            ==========

   EDB, calculated as the greatest of these four values, which is the 5% variable account
   floor:                                                                                                             $24,642.11

--------------------------------------------------------------------------------
106 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Appendix E: Example -- Accumulation Protector Benefit(SM) Rider

Automatic Step Up

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the Automatic Step Up feature of the rider. The Automatic Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

Assumptions:

o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000 on Jan. 1, 2005; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o  you do not exercise the Elective Step Up Option available under the rider;
   and

o  you do not change asset allocation models.

Based on these assumptions, the Waiting Period expires at the end of the 10th contract year. The rider then ends. On the Benefit Date, Jan. 1, 2015, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                                     Hypothetical Hypothetical
                                                                      MCAV Adjusted     Assumed      Assumed
                                          Purchase       Partial         Partial       Net Rate     Contract
Date                                      Payments      Withdrawals    Withdrawal      of Return      Value          MCAV
Jan. 1, 2005                             $125,000        $   NA         $   NA            NA       $125,000       $125,000
Jan. 1, 2006                                    0             0              0            12.0%     140,000        125,000
Jan. 1, 2007                                    0             0              0            15.0%     161,000        128,800(2)
Jan. 1, 2008                                    0             0              0             3.0%     165,830        132,664(2)
Jan. 1, 2009                                    0             0              0            -8.0%     152,564        132,664
Jan. 1, 2010                                    0         2,000          2,046           -15.0%     127,679        130,618
Jan. 1, 2011                                    0             0              0            20.0%     153,215        130,618
Jan. 1, 2012                                    0             0              0            15.0%     176,197        140,958(2)
Jan. 1, 2013                                    0         5,000          4,444           -10.0%     153,577        136,513
Jan. 1, 2014                                    0             0              0           -20.0%     122,862        136,513
Jan. 1, 2015(1)                                 0             0              0           -12.0%     108,118        136,513

(1) The APB Benefit Date.

(2) These values indicate where the Automatic Step Up feature increased the MCAV.

Important Information About This Example:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------
107 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Elective Step Up

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the Elective Step Up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The Elective Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

Assumptions:

o You purchase a contract with a four-year withdrawal schedule with a payment of $125,000 on Jan. 1, 2005; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and

o  you do not change asset allocation models.

Based on these assumptions, the 10 year Waiting Period restarts each time you exercise the Elective Step Up Option (on the first, second, third and seventh contract anniversaries in this example). The Waiting Period expires at the end of the 10th contract year following the last exercise (Jan. 1, 2012 in this example) of the Elective Step Up Option. When the Waiting Period expires, the rider ends. On the Benefit Date, Jan. 1, 2022, the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                               Years                                       MCAV      Hypothetical Hypothetical
                           Remaining in                                  Adjusted       Assumed      Assumed
                            the Waiting   Purchase          Partial       Partial      Net Rate     Contract
Date                          Period      Payments        Withdrawals   Withdrawal     of Return      Value          MCAV
Jan. 1, 2005                    10       $125,000        $   NA         $   NA            NA       $125,000       $125,000
Jan. 1, 2006                    10(2)           0             0              0            12.0%     140,000        140,000(3)
Jan. 1, 2007                    10(2)           0             0              0            15.0%     161,000        161,000(3)
Jan. 1, 2008                    10(2)           0             0              0             3.0%     165,830        165,830(3)
Jan. 1, 2009                     9              0             0              0            -8.0%     152,564        165,830
Jan. 1, 2010                     8              0         2,000          2,558           -15.0%     127,679        163,272
Jan. 1, 2011                     7              0             0              0            20.0%     153,215        163,272
Jan. 1, 2012                    10(2)           0             0              0            15.0%     176,197        176,197(3)
Jan. 1, 2013                     9              0         5,000          5,556           -10.0%     153,577        170,642
Jan. 1, 2014                     8              0             0              0           -20.0%     122,862        170,642
Jan. 1, 2015                     7              0             0              0           -12.0%     108,118        170,642
Jan. 1, 2016                     6              0             0              0             3.0%     111,362        170,642
Jan. 1, 2017                     5              0             0              0             4.0%     115,817        170,642
Jan. 1, 2018                     4              0         7,500         10,524             5.0%     114,107        160,117
Jan. 1, 2019                     3              0             0              0             6.0%     120,954        160,117
Jan. 1, 2020                     2              0             0              0            -5.0%     114,906        160,117
Jan. 1, 2021                     1              0             0              0           -11.0%     102,266        160,117
Jan. 1, 2022(1)                  0              0             0              0            -3.0%      99,198        160,117

(1) The APB Benefit Date.

(2) The Waiting Period restarts when the Elective Step Up is exercised.

(3) These values indicate when the Elective Step Up feature increased the MCAV.

Important Information About This Example:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------
108 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Appendix F: Example -- Guarantor(SM) Withdrawal Benefit Rider

Example of the Guarantor(SM) Withdrawal Benefit -- This example illustrates both Rider A and Rider B (see "Optional Benefits").

Assumptions:

o  You purchase the contract with a payment of $100,000 on Jan. 1, 2005; and

o  you select contract Option L.

   The Guaranteed Benefit Amount (GBA) equals your purchase payment:                     $100,000

   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
      0.07 x $100,000 =                                                                  $  7,000

   The Remaining Benefit Amount (RBA) equals your purchase payment:                      $100,000

   On Jan. 1, 2006 the contract value grows to $110,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                           $110,000

   The GBA equals 100% of your contract value:                                           $110,000

   The GBP equals 7% of your stepped-up GBA:
      0.07 x $110,000 =                                                                  $  7,700

   On July 1, 2008 you decide to take a partial withdrawal of $7,700.

   You took a partial withdrawal equal to your GBP, so your RBA equals the prior
   RBA less the amount of the partial withdrawal:
      $110,000 - $7,700 =                                                                $102,300

   The GBA equals the GBA immediately prior to the partial withdrawal:                   $110,000

   The GBP equals 7% of your GBA:
      0.07 x $110,000 =                                                                  $  7,700

   On Jan. 1, 2009 you make an additional purchase payment of $50,000.

   The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
      $102,300 + $50,000 =                                                               $152,300

   The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
      $110,000 + $50,000 =                                                               $160,000

   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
      $7,700 + $3,500 =                                                                  $ 11,200

   On Jan. 1, 2010 your contract value grows to $200,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                           $200,000

   The GBA equals 100% of your contract value:                                           $200,000

   The GBP equals 7% of your stepped-up GBA:
      0.07 x $200,000 =                                                                  $ 14,000

--------------------------------------------------------------------------------
109 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2011 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

      (1) your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                                        $210,000

      OR

      (2) your prior RBA less the amount of the partial withdrawal.
             $200,000 - $20,000 =                                                        $180,000

   Reset RBA = lesser of (1) or (2) =                                                    $180,000

   The GBA gets reset to the lesser of:

      (1) your prior GBA                                                                 $200,000

      OR

      (2) your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                                        $210,000

   Reset GBA = lesser of (1) or (2) =                                                    $200,000

   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $200,000 =                                                                  $ 14,000

   On July 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

      (1) your contract value immediately following the partial withdrawal;
             $175,000 - $25,000 =                                                        $150,000

      OR

      (2) your prior RBA less the amount of the partial withdrawal.
             $180,000 - $25,000 =                                                        $155,000

   Reset RBA = lesser of (1) or (2) =                                                    $150,000

   The GBA gets reset to the lesser of:

      (1) your prior GBA;                                                                $200,000

      OR

      (2) your contract value immediately following the partial withdrawal;
             $175,000 - $25,000 =                                                        $150,000

   Reset GBA = lesser of (1) or (2) =                                                    $150,000

   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $150,000 =                                                                  $ 10,500

--------------------------------------------------------------------------------
110 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Appendix G: Example -- Income Assurer Benefit(SM) Riders

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management Fund, and if available under the contract, the GPAs). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

Assumptions:

o  You purchase the contract with a payment of $100,000; and

o you invest all contract value in the subaccounts (Protected Investment Options); and

o you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

o  the annuitant is male and age 55 at contract issue; and

o  the joint annuitant is female and age 55 at contract issue.

Example -- Income Assurer Benefit(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                     Assumed                                  Maximum            Guaranteed
  Contract                                          Contract             Purchase           Anniversary            Income
 Anniversary                                          Value              Payments         Value (MAV)(1)       Benefit Base(2)
     1                                             $108,000             $100,000            $108,000            $108,000
     2                                              125,000                 none             125,000             125,000
     3                                              132,000                 none             132,000             132,000
     4                                              150,000                 none             150,000             150,000
     5                                               85,000                 none             150,000             150,000
     6                                              121,000                 none             150,000             150,000
     7                                              139,000                 none             150,000             150,000
     8                                              153,000                 none             153,000             153,000
     9                                              140,000                 none             153,000             153,000
    10                                              174,000                 none             174,000             174,000
    11                                              141,000                 none             174,000             174,000
    12                                              148,000                 none             174,000             174,000
    13                                              208,000                 none             208,000             208,000
    14                                              198,000                 none             208,000             208,000
    15                                              203,000                 none             208,000             208,000

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
111 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Plan B - Life Annuity with 10 Years Certain

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

  Contract                                               Standard Provisions               Income Assurer Benefit(SM) - MAV
 Anniversary                                         Assumed        Plan B - Life with   Guaranteed Income   Plan B - Life with
 at Exercise                                     Contract Value      10 Years Certain*     Benefit Base       10 Years Certain*
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          176,000                 825.44
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D - Joint and Last Survivor Life Annuity - No Refund

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

  Contract                                               Standard Provisions               Income Assurer Benefit(SM) - MAV
 Anniversary                                         Assumed      Plan D - Last Survivor Guaranteed Income Plan D - Last Survivor
 at Exercise                                     Contract Value         No Refund*         Benefit Base          No Refund*
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          176,000                 660.00
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
112 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Example -- Income Assurer Benefit(SM) - 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 Guaranteed
                                                                                                                   Income
                                                     Assumed                                                   Benefit Base -
  Contract                                          Contract             Purchase         5% Accumulation      5% Accumulation
 Anniversary                                          Value              Payments         Benefit Base(1)      Benefit Base(2)
     1                                             $108,000             $100,000            $105,000            $108,000
     2                                              125,000                 none             110,250             125,000
     3                                              132,000                 none             115,763             132,000
     4                                              150,000                 none             121,551             150,000
     5                                               85,000                 none             127,628             127,628
     6                                              121,000                 none             134,010             134,010
     7                                              139,000                 none             140,710             140,710
     8                                              153,000                 none             147,746             153,000
     9                                              140,000                 none             155,133             155,133
    10                                              174,000                 none             162,889             174,000
    11                                              141,000                 none             171,034             171,034
    12                                              148,000                 none             179,586             179,586
    13                                              208,000                 none             188,565             208,000
    14                                              198,000                 none             197,993             198,000
    15                                              203,000                 none             207,893             207,893

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

Plan B - Life Annuity with 10 Years Certain

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                                                                             Income Assurer Benefit(SM) -
  Contract                                               Standard Provisions                 5% Accumulation Benefit Base
 Anniversary                                         Assumed        Plan B - Life with   Guaranteed Income   Plan B - Life with
 at Exercise                                     Contract Value      10 Years Certain*     Benefit Base       10 Years Certain*
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          172,744                 791.17
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          201,000                 992.94
    15                                              206,000                1,046.48          209,972               1,066.66

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
113 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Plan D - Joint and Last Survivor Life Annuity - No Refund

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                                                                             Income Assurer Benefit(SM) -
  Contract                                               Standard Provisions                 5% Accumulation Benefit Base
 Anniversary                                         Assumed      Plan D - Last Survivor Guaranteed Income Plan D - Last Survivor
 at Exercise                                     Contract Value         No Refund*         Benefit Base          No Refund*
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          172,744                 633.97
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          201,000                 791.94
    15                                              206,000                  832.24          209,972                 848.29

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Example -- Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                              Guaranteed Income
                                                                                                               Benefit Base -
                                 Assumed                                  Maximum                             Greater of MAV or
  Contract                      Contract            Purchase            Anniversary       5% Accumulation      5% Accumulation
 Anniversary                      Value             Payments             Value(1)         Benefit Base(1)      Benefit Base(2)
     1                         $108,000            $100,000             $108,000            $105,000            $108,000
     2                          125,000                none              125,000             110,250             125,000
     3                          132,000                none              132,000             115,763             132,000
     4                          150,000                none              150,000             121,551             150,000
     5                           85,000                none              150,000             127,628             150,000
     6                          121,000                none              150,000             134,010             150,000
     7                          139,000                none              150,000             140,710             150,000
     8                          153,000                none              153,000             147,746             153,000
     9                          140,000                none              153,000             155,133             155,133
    10                          174,000                none              174,000             162,889             174,000
    11                          141,000                none              174,000             171,034             174,000
    12                          148,000                none              174,000             179,586             179,586
    13                          208,000                none              208,000             188,565             208,000
    14                          198,000                none              208,000             197,993             208,000
    15                          203,000                none              208,000             207,893             208,000

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
114 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Plan B - Life Annuity with 10 Years Certain

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                                                                      Income Assurer Benefit(SM) - Greater of MAV
  Contract                                               Standard Provisions                or 5% Accumulation Benefit Base
 Anniversary                                         Assumed        Plan B - Life with   Guaranteed Income   Plan B - Life with
 at Exercise                                     Contract Value      10 Years Certain*     Benefit Base       10 Years Certain*
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D - Joint and Last Survivor Life Annuity - No Refund

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                                                                      Income Assurer Benefit(SM) - Greater of MAV
  Contract                                               Standard Provisions                or 5% Accumulation Benefit Base
 Anniversary                                         Assumed      Plan D - Last Survivor Guaranteed Income Plan D - Last Survivor
 at Exercise                                     Contract Value         No Refund*         Benefit Base          No Refund*
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
115 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Appendix H: Example -- Benefit Protector(SM) Death Benefit Rider

Example of the Benefit Protector(SM)

Assumptions:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70; and

o  you select contract Option L with the MAV Death Benefit.

   On July 1, 2005 the contract value grows to $105,000. The MAV Death Benefit on July 1, 2005 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:

   MAV death benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death

      (MAV death benefit minus payments not previously withdrawn):

      0.40 x ($110,000 - $100,000) =                                                                         +4,000
                                                                                                           --------
   Total death benefit of:                                                                                 $114,000

   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:

   MAV death benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

      0.40 x ($110,000 - $100,000) =                                                                         +4,000
                                                                                                           --------
   Total death benefit of:                                                                                 $114,000

   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw
   $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:

   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

      0.40 x ($57,619 - $55,000) =                                                                           +1,048
                                                                                                           --------
   Total death benefit of:                                                                                  $58,667

   On Jan. 1, 2008 the contract value falls to $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2014 equals:

   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death,

      up to a maximum of 100% of purchase payments not

      previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                           --------
   Total death benefit of:                                                                                 $255,000

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

   On July 1, 2014 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2014 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector benefit (40% of earnings at death,

      up to a maximum of 100% of purchase payments not

      previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                           --------
   Total death benefit of:                                                                                 $305,000

   On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):

      0.40 x ($250,000 - $105,000) =                                                                        +58,000
                                                                                                           --------
   Total death benefit on July 1, 2015 of:                                                                 $308,000


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Appendix I: Example -- Benefit Protector(SM) Plus Death Benefit Rider

Example of the Benefit Protector(SM) Plus

Assumptions:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70; and

o  you select contract Option L with the MAV Death Benefit.

   On July 1, 2005 the contract value grows to $105,000. The MAV Death Benefit on July 1, 2005 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2006 equals:

   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death

      (MAV Death Benefit minus payments not previously withdrawn):

      0.40 x ($110,000 - $100,000) =                                                                         +4,000
                                                                                                           --------
   Total death benefit of:                                                                                 $114,000

   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:

   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

      0.40 x ($110,000 - $100,000) =                                                                         +4,000

   plus 10% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.10 x $100,000 =                                                       +10,000
                                                                                                           --------
   Total death benefit of:                                                                                 $124,000

   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw
   $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:

   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

      0.40 x ($57,619 - $55,000) =                                                                           +1,048

   plus 10% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.10 x $55,000 =                                                         +5,500
                                                                                                           --------
   Total death benefit of:                                                                                  $64,167

   On Jan. 1, 2008 the contract value falls to $40,000. The death benefit on Jan. 1, 2008 equals the death benefit calculated on Feb. 1, 2007. The reduction in contract value has no effect.

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118 -- EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2014 equals:

   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death,

      up to a maximum of 100% of purchase payments not previously withdrawn

      that are one or more years old                                                                        +55,000

   plus 20% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.20 x $55,000 =                                                        +11,000
                                                                                                           --------
   Total death benefit of:                                                                                 $266,000

   On July 1, 2014 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2014 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death,

      up to a maximum of 100% of purchase payments not previously withdrawn

      that are one or more years old                                                                        +55,000

   plus 20% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.20 x $55,000 =                                                        +11,000
                                                                                                           --------
   Total death benefit of:                                                                                 $316,000

   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2015 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death

      (MAV Death Benefit minus payments not previously withdrawn):

      0.40 x ($250,000 - $105,000) =                                                                        +58,000

   plus 20% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.20 x $55,000 =                                                        +11,000
                                                                                                           --------
   Total death benefit on July 1, 2015 of:                                                                 $319,000

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Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts                           p.  3

Rating Agencies                                       p.  4

Principal Underwriter                                 p.  4

Independent Registered Public Accounting Firm         p.  4

Condensed Financial Information (Unaudited)           p.  5

Financial Statements

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

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        Annuities

American Enterprise Life Insurance Company, Issuer
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

45309 D (12/05)